Exhibit 4.2




                     THE FIRST NATIONAL BANK OF ATLANTA


                          Transferor and Servicer

                                    and

                      THE BANK OF NEW YORK (DELAWARE)

                                  Trustee

                    on behalf of the Certificateholders



                          SERIES 2000-1 SUPPLEMENT
                                     -

                         Dated as of August 1, 2000

                                   to the

                            AMENDED AND RESTATED
                      POOLING AND SERVICING AGREEMENT

                          Dated as of June 4, 1999



                     WACHOVIA CREDIT CARD MASTER TRUST
                                     -

                               Series 2000-1




      SERIES 2000-1 SUPPLEMENT, dated as of August 1, 2000 (this "Series Supplement"), between THE FIRST NATIONAL BANK OF ATLANTA, a national banking association, as Transferor and Servicer, and THE BANK OF NEW YORK (DELAWARE), as Trustee under the Amended and Restated Pooling and Servicing Agreement, dated as of June 4, 1999, between The First National Bank of Atlanta and the Trustee (as amended, modified or supplemented from time to time, the "Agreement").

      Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by the Trustee to the Transferor for the execution and redelivery to the Trustee for authentication of one or more Series of Certificates.

      Pursuant to this Series Supplement, the Transferor and the Trust shall create a Series of Investor Certificates and shall specify the Principal Terms thereof.

      SECTION 1. Designation. (a) There is hereby created a Series of Investor Certificates to be issued in two classes pursuant to the Agreement and this Series Supplement and to be known together as the "Series 2000-1 Certificates." The two classes shall be designated the Class A Floating Rate Asset Backed Certificates, Series 2000-1 (the "Class A Certificates") and the Class B Floating Rate Asset Backed Certificates, Series 2000-1 (the "Class B Certificates"). The Class A Certificates and the Class B Certificates shall be substantially in the form of Exhibits A-1 and A-2 hereto, respectively. In addition, there is hereby created a third Class of an uncertificated interest in the Trust which shall be deemed to be an "Investor Certificate" for all purposes under the Agreement and this Series Supplement, except as expressly provided herein, and which shall be known as the Collateral Interest, Series 2000-1 (the "Collateral Interest").

      (b) Series 2000-1 shall be included in Group One (as defined below). Series 2000-1 shall not be subordinated to any other Series.

      (c) The Collateral Interest Holder, as holder of an "Investor Certificate" under the Agreement, shall be entitled to the benefits of the Agreement and this Series Supplement upon payment by the Collateral Interest Holder of amounts owing on the Closing Date pursuant to the Loan Agreement. Notwithstanding the foregoing, except as expressly provided herein, the provisions of Article VI and Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates and the Opinion of Counsel described in Section 6.9(b)(d)(i) shall not be applicable to the Collateral Interest.

      SECTION 2.  Definitions.

      In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Investor Certificates and no other Series of Certificates issued by the Trust.

      "Accumulation Period Factor" shall mean, for each Monthly Period, a fraction, the numerator of which is equal to the sum of the initial investor interests (or other amounts specified in the applicable Supplement) of all outstanding Series, and the denominator of which is equal to the sum of (a) the Initial Investor Interest, (b) the initial investor interests (or other amounts specified in the applicable Supplement) of all outstanding Series (other than Series 2000-1) which are not expected to be in their revolving periods, and (c) the initial investor interests (or other amounts specified in the applicable Supplement) of all other outstanding Series which are not allocating Shared Principal Collections to other Series and are in their revolving periods.

      "Accumulation Period Length" shall have the meaning assigned to such term in subsection 4.9(i).

      "Accumulation Shortfall" shall initially mean zero and shall thereafter mean, with respect to any Monthly Period during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Monthly Period over the amount deposited into the Principal Funding Account pursuant to subsection 4.9(e)(i) with respect to the Class A Certificates for the previous Monthly Period.

      "Adjusted Investor Interest" shall mean, with respect to any date of determination, an amount equal to the sum of (a) the Class A Adjusted Investor Interest and (b) the Class B Investor Interest and (c) the Collateral Interest.

      "Aggregate Investor Default Amount" shall mean, with respect to any Monthly Period, the sum of the Investor Default Amounts in respect of such Monthly Period.

      "Available Investor Principal Collections" shall mean with respect to any Monthly Period, an amount equal to (a) the Investor Principal Collections for such Monthly Period, minus (b) the amount of Reallocated Collateral Principal Collections and Reallocated Class B Principal Collections with respect to such Monthly Period which pursuant to Section
4.12 are required to fund the Class A Required Amount and the Class B Required Amount, plus (c) the amount of Shared Principal Collections that are allocated to Series 2000-1 in accordance with subsection 4.13(b).

      "Available Reserve Account Amount" shall mean, with respect to any Transfer Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.16(b) on such date, but before giving effect to any deposit made or to be made pursuant to subsection 4.11(i) to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

      "Base Rate" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest, the Collateral Monthly Interest, each for the related Interest Period, and the Investor Servicing Fee with respect to such Monthly Period and the denominator of which is the Investor Interest as of the close of business on the last day of such Monthly Period.

      "Class A Additional Interest" shall have the meaning specified in
Section 4.6(a).

      "Class A Adjusted Investor Interest" shall mean, with respect to any date of determination, an amount equal to the Class A Investor Interest minus the Principal Funding Account Balance on such date of determination.

      "Class A Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Class A Floating Allocation of the Collections of Finance Charge Receivables (including net investment earnings on funds on deposit in the Excess Funding Account) allocated to the Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.3(a) of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of Collections of Finance Charge Receivables attributable to Servicer Interchange, (b) with respect to any Monthly Period during the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest, the Principal Funding Investment Proceeds arising pursuant to subsection 4.15(b), if any, with respect to the related Transfer Date and
(c) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date pursuant to subsections 4.16(b) and 4.16(d).

      "Class A Certificate Rate" shall mean from the Closing Date through August 14, 2000 and from August 15, 2000 through September 14, 2000 and with respect to each Interest Period thereafter, a per annum rate equal to 0.15% per annum in excess of LIBOR, as determined on the related LIBOR Determination Date.

      "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

      "Class A Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

      "Class A Deficiency Amount" shall have the meaning specified in subsection 4.6(a).

      "Class A Fixed Allocation" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

      "Class A Floating Allocation" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of hat, with respect to the first Monthly Period, the Class A Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Investor Interest and the denominator of which is the Initial Investor Interest.

      "Class A Initial Investor Interest" shall mean the aggregate initial principal amount of the Class A Certificates, which is $637,500,000.

      "Class A Investor Allocation" shall mean, with respect to any Monthly Period, (a) with respect to Default Amounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class A Floating Allocation and (b) with respect to Principal Receivables during the Controlled Accumulation Period or Rapid Amortization Period, the Class A Fixed Allocation.

      "Class A Investor Charge-Offs" shall have the meaning specified in subsection 4.10(a).

      "Class A Investor Default Amount" shall mean, with respect to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class A Floating Allocation applicable for the related Monthly Period.

      "Class A Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class A Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date and minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs pursuant to subsection 4.10(a) over Class A Investor Charge-Offs reimbursed pursuant to subsection 4.11(b) prior to such date of determination; provided, however, that the Class A Investor Interest may not be reduced below zero.

      "Class A Monthly Interest" shall mean the monthly interest distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.6(a).

      "Class A Monthly Principal" shall mean the monthly principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.7(a).

      "Class A Required Amount" shall have the meaning specified in subsection 4.8(a).

      "Class A Scheduled Payment Date" shall mean the July 2005
Distribution Date.

      "Class A Servicing Fee" shall have the meaning specified in subsection 3(a) of this Series Supplement.

      "Class B Additional Interest" shall have the meaning specified in subsection 4.6(b).

      "Class B Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the Class B Floating Allocation of the Collections of Finance Charge Receivables (including net investment earnings on funds on deposit in the Excess Funding Account) allocated to the Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.3(a) of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of Collections of Finance Charge Receivables attributable to Servicer Interchange.

      "Class B Certificate Rate" shall mean from the Closing Date through August 14, 2000 and from August 15, 2000 through September 14, 2000 and with respect to each Interest Period thereafter, a per annum rate equal to 0.38% per annum in excess of LIBOR, as determined on the related LIBOR Determination Date.

      "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

      "Class B Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

      "Class B Deficiency Amount" shall have the meaning specified in subsection 4.6(b).

      "Class B Fixed Allocation" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

      "Class B Floating Allocation" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided, however, that, with respect to the first Monthly Period, the Class B Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Investor Interest and the denominator of which is the Initial Investor Interest.

      "Class B Initial Investor Interest" shall mean the aggregate initial principal amount of the Class B Certificates, which is $52,500,000.

      "Class B Investor Allocation" shall mean, with respect to any Monthly Period, (a) with respect to Default Amounts and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Class B Floating Allocation and (b) with respect to Principal Receivables during the Controlled Accumulation Period or Rapid Amortization Period, the Class B Fixed Allocation.

      "Class B Investor Charge-Offs" shall have the meaning specified in subsection 4.10(b).

      "Class B Investor Default Amount" shall mean, with respect to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class B Floating Allocation applicable for the related Monthly Period.

      "Class B Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class B Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Transfer Dates pursuant to subsection 4.10(b), minus (d) the amount of the Reallocated Class B Principal Collections allocated pursuant to subsection 4.12(a) on all prior Transfer Dates for which the Collateral Interest has not been reduced, minus
(e) an amount equal to the amount by which the Class B Investor Interest has been reduced on all prior Transfer Dates pursuant to subsection 4.10(a) and plus (f) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to subsection 4.11(d), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class B Investor Interest may not be reduced below zero.

      "Class B Monthly Interest" shall mean the monthly interest distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.6(b).

      "Class B Monthly Principal" shall mean the monthly principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.7(b).

      "Class B Required Amount" shall have the meaning specified in subsection 4.8(b).

      "Class B Scheduled Payment Date" shall mean the August 2005
Distribution Date.

      "Class B Servicing Fee" shall have the meaning specified in subsection 3(a) hereof.

      "Closing Date" shall mean August 1, 2000.

      "Code" shall mean the Internal Revenue Code of 1986, as amended.

      "Collateral Allocation" shall mean, with respect to any Monthly Period, (a) with respect to Default Amounts and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Collateral Floating Allocation and (b) with respect to Principal Receivables during the Controlled Accumulation Period or Rapid Amortization Period, the Collateral Fixed Allocation.

      "Collateral Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the Collateral Floating Allocation of the Collections of Finance Charge Receivables (including net investment earnings or funds on deposit in the Excess Funding Account) allocated to the Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.3(a) of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of Collections of Finance Charge Receivables attributable to Servicer Interchange.

      "Collateral Charge-Offs" shall have the meaning specified in subsection 4.10(c).

      "Collateral Default Amount" shall mean, with respect to any Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Collateral Floating Allocation applicable for the related Monthly Period.

      "Collateral Fixed Allocation" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

      "Collateral Floating Allocation" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided, however, that, with respect to the first Monthly Period, the Collateral Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Initial Collateral Interest and the denominator of which is the Initial Investor Interest.

      "Collateral Interest" shall mean, on any date of determination, an amount equal to (a) the Initial Collateral Interest, minus (b) the aggregate amount of principal payments made to the Collateral Interest Holder prior to such date, minus (c) the aggregate amount of Collateral Charge-Offs for all prior Transfer Dates pursuant to subsection 4.10(c), minus (d) the amount of Reallocated Principal Collections allocated pursuant to subsections 4.12(a) and (b) on all prior Transfer Dates, minus
(e) an amount equal to the amount by which the Collateral Interest has been reduced on all prior Transfer Dates pursuant to subsections 4.10(a) and
(b), and plus (f) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to subsection 4.11(h), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided further, however, that the Collateral Interest may not be reduced below zero.

      "Collateral Interest Holder" shall mean the entity so designated in the Loan Agreement.

      "Collateral Interest Servicing Fee" shall have the meaning specified in subsection 3(a) hereof.

      "Collateral Monthly Interest" shall mean the monthly interest distributable in respect of the Collateral Interest as calculated in accordance with subsection 4.6(c).

      "Collateral Monthly Principal" shall mean the monthly principal distributable in respect of the Collateral Interest as calculated in accordance with subsection 4.7 (c).

      "Collateral Rate" shall mean, for any Interest Period, the rate specified in the Loan Agreement.

      "Controlled Accumulation Amount" shall mean (a) for any Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest, $53,125,000; provided, however, that if the Accumulation Period Length is determined to be less than 12 months pursuant to subsection 4.9(i), the Controlled Accumulation Amount for each Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest will be equal to (i) the product of (x) the Class A Initial Investor Interest and (y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor Number, (b) for any Transfer Date with respect to the Controlled Accumulation Period after payment in full of the Class A Investor Interest but prior to the payment in full of the Class B Investor Interest, an amount equal to the Class B Investor Interest as of such Transfer Date and (c) for any Transfer Date with respect to the Controlled Accumulation Period after payment in full of the Class B Investor Interest, an amount equal to the Collateral Interest as of such Transfer Date.

      "Controlled Accumulation Period" shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on June 30, 2004 or such later date as is determined in accordance with subsection 4.9(i) and ending on the first to occur of (a) the commencement of the Rapid Amortization Period and (b) the Series 2000-1 Termination Date.

      "Controlled Deposit Amount" shall mean, with respect to any Transfer Date, the sum of (a) the Controlled Accumulation Amount for such Transfer Date and (b) any existing Accumulation Shortfall.

      "Covered Amount" shall mean an amount, determined as of the Transfer Date with respect to any Interest Period, equal to the product of (a) (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class A Certificate Rate in effect with respect to such Interest Period and (b) the Principal Funding Account Balance as of the Record Date preceding such Transfer Date.

      "Credit Enhancement" shall mean (a) with respect to the Class A Certificates, the subordination of the Class B Certificates and the Collateral Interest and (b) with respect to the Class B Certificates. the subordination of the Collateral Interest.

      "Credit Enhancement Provider" shall mean the Collateral Interest Holder.

      "Cumulative Finance Charge Shortfall" shall mean the sum of the Finance Charge Shortfalls (as such term is defined in each of the related Series Supplements) for each Series in Group One.

      "Cumulative Series Principal Shortfall" shall mean the sum of the Series Principal Shortfalls (as such term is defined in each of the related Series Supplements) for each Series.

      "Daily Principal Shortfall" shall mean, on any date of determination, the excess of the Monthly Principal Payment for the Monthly Period relating to such date over the month to date amount of Collections processed in respect of Principal Receivables for such Monthly Period allocable to investor certificates of all outstanding Series, not subject to reallocation, which are on deposit or to be deposited in the Principal Account on such date.

      "Deficiency Amount" shall mean, at any time of determination, the sum of the Class A Deficiency Amount and the Class B Deficiency Amount.

      "Distribution Date" shall mean September 15, 2000 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

      "Excess Principal Funding Investment Proceeds" shall mean, with respect to each Transfer Date relating to the Controlled Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date exceed the Covered Amount determined on such Transfer Date.

      "Excess Spread" shall mean, with respect to any Transfer Date, the sum of the amounts with respect to such Transfer Date, if any, specified pursuant to subsections 4.9(a)(iv), 4.9(b)(iii) and 4.9(c)(ii).

      "Finance Charge Shortfall" shall mean, with respect to any Transfer Date, the excess, if any, of the amount distributable pursuant to subsections 4.11(a)-(j) over Excess Spread.

      "Fixed Investor Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of (i) the aggregate amount of Principal Receivables in the Trust determined as of the close of business on the last day of the prior Monthly Period and (ii) the Excess Funding Amount as of the close of business on such last day of the prior Monthly Period and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Agreement) for allocations with respect to Principal Receivables for all outstanding Series on such date of determination; provided, however, that with respect to any Monthly Period in which an Addition Date occurs or in which a Removal Date occurs, the denominator determined pursuant to clause
(a)(i) hereof shall be (A) the aggregate amount of Principal Receivables in the Trust as of the close of business on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and (B) the aggregate amount of Principal Receivables in the Trust as of the beginning of the day on the related Addition Date or Removal Date after adjusting for the aggregate amount of Principal Receivables added to or removed from the Trust on the related Addition Date or Removal Date, for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period.

      "Floating Investor Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Adjusted Investor Interest as of the close of business on the last day of the prior Monthly Period (or with respect to the first Monthly Period, the Initial Investor Interest) and the denominator of which is the greater of (a) the sum of (i) the aggregate amount of Principal Receivables as of the close of business on the last day of the prior Monthly Period (or with respect to the first calendar month in the first Monthly Period, the aggregate amount of Principal Receivables in the Trust as of the opening of business on the Closing Date, and with respect to the second calendar month in the first Monthly Period, the aggregate amount of Principal Receivables as of the close of business on the last day of the first calendar month in the first Monthly Period) and (ii) the Excess Funding Amount as of the close of business on such last day of the prior Monthly Period and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Agreement) for allocations with respect to Finance Charge Receivables, Default Amounts or Principal Receivables, as applicable, for all outstanding Series on such date of determination; provided, however, that with respect to any Monthly Period in which an Addition Date occurs or in which a Removal Date occurs, the denominator determined pursuant to clause (a)(i) hereof shall be (A) the aggregate amount of Principal Receivables in the Trust as of the close of business on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and (B) the aggregate amount of Principal Receivables in the Trust as of the beginning of the day on the related Addition Date or Removal Date after adjusting for the aggregate amount of Principal Receivables added to or removed from the Trust on the related Addition Date or Removal Date, for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period.

      "Group One" shall mean Series 2000-1 and each other Series specified in the related Supplement to be included in Group One.

      "Initial Collateral Interest" shall mean the aggregate initial principal amount of the Collateral Interest, which is $60,000,000.

      "Initial Investor Interest" shall mean $750,000,000.

      "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the previous Distribution Date through the day preceding such Distribution Date, except that the initial Interest Period shall be the period from and including the Closing Date through the day preceding the initial Distribution Date.

      "Investor Certificateholder" shall mean (a) with respect to the Class A Certificates, the holder of record of a Class A Certificate, (b) with respect to the Class B Certificates, the holder of record of a Class B Certificate and (c) with respect to the Collateral Interest, the Collateral Interest Holder.

      "Investor Certificates" shall mean the Class A Certificates, the Class B Certificates and the Collateral Interest.

      "Investor Default Amount" shall mean, with respect to any Receivable in a Defaulted Account, an amount equal to the product of (a) the Default Amount and (b) the Floating Investor Percentage on the day such Account became a Defaulted Account.

      "Investor Interest" shall mean, on any date of determination, an amount equal to the sum of (a) the Class A Investor Interest, (b) the Class B Investor Interest and (c) the Collateral Interest, each as of such date.

      "Investor Percentage" shall mean for any Monthly Period, (a) with respect to Finance Charge Receivables and Default Amounts at any time and Principal Receivables during the Revolving Period, the Floating Investor Percentage and (b) with respect to Principal Receivables during the Controlled Accumulation Period or the Rapid Amortization Period, the Fixed Investor Percentage.

      "Investor Principal Collections" shall mean, with respect to any Monthly Period, the sum of (a) the aggregate amount deposited into the Principal Account for such Monthly Period pursuant to subsections 4.5(a)(ii), (iii) and (iv), 4.5(b)(ii), (iii) and (iv) or 4.5(c)(ii), in
each case, as applicable to such Monthly Period and (b) the aggregate amount to be treated as Investor Principal Collections pursuant to subsections 4.9(a)(iii) and 4.11(a) (to the extent allocable to the Class A Investor Default Amount), (b), (c) (to the extent allocable to the Class B Investor Default Amount), (d), (g) and (h) for such Monthly Period (other than such amount paid from Reallocated Principal Collections).

      "Investor Servicing Fee shall have the meaning specified in subsection 3(a) hereof.

      "LIBOR" shall mean, for any Interest Period, the London interbank offered rate for one-month United States dollar deposits determined by the Trustee for each Interest Period in accordance with the provisions of
Section 4.17.

      "LIBOR Determination Date" shall mean July 28, 2000 for the period from the Closing Date through August 14, 2000, August 11, 2000 for the period from August 15, 2000 through September 14, 2000 and the second London Business Day prior to the commencement of the second and each subsequent Interest Period.

      "Loan Agreement" shall mean the agreement among the Transferor, the Servicer, the Trustee, and the Collateral Interest Holder, dated as of August 1, 2000 as amended or modified from time to time.

      "London Business Day" shall mean any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

      "Monthly Period" shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Investor
Certificates shall begin on and include the Closing Date and shall end on and include August 31, 2000.

      "Monthly Principal Payment" shall mean with respect to any Monthly Period, for all Series (including Series 2000-1) which are in an Amortization Period or Accumulation Period (as such terms are defined in the related Supplements for all Series), the sum of (a) the Controlled Distribution Amount for the related Transfer Date for any Series in its Controlled Amortization Period (as such terms are defined in the related Supplements for all Series), (b) the Controlled Deposit Amount for the related Transfer Date for any Series in its Accumulation Period, other than its Rapid Accumulation Period, if applicable (as such terms are defined in the related Supplements for all Series), (c) the Investor Interest as of the end of the prior Monthly Period taking into effect any payments to be made on the following Distribution Date for any Series in its Principal Amortization Period or Rapid Amortization Period (as such terms are defined in the related Supplements for all Series), (d) the Adjusted Investor Interest as of the end of the prior Monthly Period taking into effect any payments or deposits to be made on the following Transfer Date and Distribution Date for any Series in Group One in its Rapid Accumulation Period (as such terms are defined in the related Supplements for all Series), (e) the excess of the Collateral Interest as of the Transfer Date occurring in such Monthly Period over the Required Collateral Interest for the related Transfer Date, assuming no Accumulation Shortfall and (f) such other amounts as may be specified in the related Supplements for all Series.

      "Net Servicing Fee Rate" shall mean (a) so long as the Transferor, an Affiliate thereof, The Bank of New York (Delaware) or an Affiliate thereof is the Servicer, 1% per annum and (b) if the Transferor, an Affiliate thereof, The Bank of New York (Delaware) or an Affiliate thereof is no longer the Servicer, 2% per annum.

      "Pay Out Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 or a Series 2000-1 Pay Out Event is deemed to occur pursuant to Section 9 hereof.

      "Portfolio Adjusted Yield" shall mean, with respect to any Transfer Date, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate from the Portfolio Yield for such Monthly Period.

      "Portfolio Yield" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (a) the amount of Collections of Finance Charge Receivables deposited into the Finance Charge Account (including recoveries on charged-off Receivables and net investment earnings on funds on deposit in the Excess Funding Account) and allocable to the Investor Certificates for such Monthly Period, (b) the Principal Funding Investment Proceeds deposited into the Finance Charge Account on the Transfer Date related to such Monthly Period, and (c) the amount of the Reserve Draw Amount (up to the Available Reserve Account Amount) plus any amounts of interest and earnings described in subsection 4.16, each deposited into the Finance Charge Account on the Transfer Date relating to such Monthly Period, such sum to be calculated on a cash basis after subtracting the Aggregate Investor Default Amount for such Monthly Period, and the denominator of which is the Investor Interest as of the close of business on the last day of such Monthly Period.

      "Principal Funding Account" shall have the meaning set forth in subsection 4.15(a).

      "Principal Funding Account Balance" shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

      "Principal Funding Investment Proceeds" shall mean, with respect to each Transfer Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

      "Principal Funding Investment Shortfall" shall mean, with respect to each Transfer Date relating to the Controlled Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date are less than the Covered Amount determined as of such Transfer Date.

      "QIB" shall mean a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

      "Rapid Amortization Period" shall mean the Amortization Period commencing on the Pay Out Commencement Date and ending on the earlier to occur of (a) the Series 2000-1 Termination Date and (b) the termination of the Trust pursuant to Section 12.1.

      "Rating Agency" shall mean Moody's Investors Service, Inc., Standard & Poor's, a division of McGraw-Hill Companies, and Fitch, Inc.

      "Rating Agency Condition" shall mean the notification in writing by each Rating Agency that an action will not result in any Rating Agency reducing or withdrawing its then existing rating of the investor certificates of any outstanding Series or class of a Series with respect to which it is a Rating Agency.

      "Reallocated Class B Principal Collections" shall mean, with respect to any Transfer Date, Collections of Principal Receivables applied in accordance with subsection 4.12(a) in an amount not to exceed the product of (a) the Class B Investor Allocation with respect to the Monthly Period relating to such Transfer Date and (b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date and (c) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Transfer Date; provided however, that such amount shall not exceed the Class B Investor Interest after giving effect to any Class B Investor Charge-Offs for such Transfer Date.

      "Reallocated Collateral Principal Collections" shall mean, with respect to any Transfer Date, Collections of Principal Receivables applied in accordance with subsections 4.12(a) and (b) in an amount not to exceed the product of (a) the Collateral Allocation with respect to the Monthly Period relating to such Transfer Date and (b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date and (c) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Transfer Date; provided however, that such amount shall not exceed the Collateral Interest after giving effect to any Collateral Charge-Offs for such Transfer Date.

      "Reallocated Principal Collections" shall mean the sum of (a) Reallocated Class B Principal Collections and (b) Reallocated Collateral Principal Collections.

      "Reference Banks" shall mean four major banks in the London interbank market selected by the Servicer.

      "Required Accumulation Factor Number" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the 12 months preceding the date of such calculation.

      "Required Collateral Interest" shall mean (a) on the Initial Transfer Date, $60,000,000 and (b) on any Transfer Date thereafter, an amount equal to 8.0% of the sum of (x) the Class A Adjusted Investor Interest and the Class B Investor Interest on such Transfer Date, after taking into account deposits into the Principal Funding Account on such Transfer Date and payments to be made on the related Distribution Date and (y) the Collateral Interest on the prior Transfer Date after any adjustments made on such Transfer Date, but not less than $22,500,000; provided, however, that (x) if either (i) there is a reduction in the Collateral Interest pursuant to clause (c), (d) or (e) of the definition of such term or (ii) a Pay Out Event with respect to the Investor Certificates has occurred, the Required Collateral Interest for any Transfer Date shall equal the Required Collateral Interest for the Transfer Date immediately preceding such reduction or Pay Out Event, (y) in no event shall the Required Collateral Interest exceed the sum of the outstanding principal amounts of (i) the Class A Certificates and (ii) the Class B Certificates, each as of the last day of the Monthly Period preceding such Transfer Date after taking into account the payments to be made on the related Distribution Date and (z) the Required Collateral Interest may be reduced at the Transferor's option at any time to a lesser amount if the Transferor, the Servicer, the Collateral Interest Holder and the Trustee have been provided evidence that the Rating Agency Condition shall have been satisfied.

      "Required Reserve Account Amount" shall mean, with respect to any Transfer Date on or after the Reserve Account Funding Date, an amount equal to (a) 0.5% of the outstanding principal balance of the Class A Certificates or (b) any other amount designated by the Transferor; provided, however, that if such designation is of a lesser amount, the Transferor shall (i) provide the Servicer, the Collateral Interest Holder and the Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 2000-1.

      "Reserve Account" shall have the meaning specified in subsection
4.16(a).

      "Reserve Account Funding Date" shall mean the Transfer Date which occurs not later than the earliest of (a) the Transfer Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Controlled Accumulation Period; (b) the first Transfer Date for which the Portfolio Adjusted Yield is less than 2%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 12 months prior to the commencement of the Controlled Accumulation Period; (c) the first Transfer Date for which the Portfolio Adjusted Yield is less than 3%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 6 months prior to the commencement of the Controlled Accumulation Period; and (d) the first Transfer Date for which the Portfolio Adjusted Yield is less than 4%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 4 months prior to the commencement of the Controlled Accumulation Period.

      "Reserve Account Surplus" shall mean, as of any Transfer Date following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

      "Reserve Draw Amount" shall have the meaning specified in subsection 4.16(c).

      "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the earlier of (a) the day the Controlled Accumulation Period commences and (b) the Pay Out Commencement Date.

      "Series 2000-1" shall mean the Series of the Wachovia Credit Card Master Trust represented by the Investor Certificates.

      "Series 2000-1 Certificateholders" shall mean the holder of record of a Series 2000-1 Certificate.

      "Series 2000-1 Certificates" shall mean the Class A Certificates and the Class B Certificates.

      "Series 2000-1 Pay Out Event" shall have the meaning specified in
Section 9 hereof.

      "Series 2000-1 Termination Date" shall mean the earliest to occur of
(a) the Distribution Date on which the Investor Interest is paid in full,
(b) the December 2007 Distribution Date and (c) the Trust Termination Date.

      "Series Principal Shortfall" shall mean with respect to any Transfer Date, the excess, if any, of (a) (i) with respect to any Transfer Date relating to the Controlled Accumulation Period, the sum of (A) the Controlled Deposit Amount for such Transfer Date, and (B) the excess, if any, of the Collateral Interest for such Transfer Date over the Required Collateral Interest for such Transfer Date and (ii) with respect to any Transfer Date during the Rapid Amortization Period, the Adjusted Investor Interest over (b) the Investor Principal Collections minus the Reallocated Principal Collections for such Transfer Date.

      "Series Servicing Fee Percentage" shall mean 2%.

      "Servicer Interchange" shall mean, for any Monthly Period, the portion of Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Finance Charge Account with respect to such Monthly Period that is attributable to Interchange; provided, however, that Servicer Interchange for a Monthly Period shall not exceed one-twelfth of the product of (i) the Adjusted Investor Interest as of the last day of such Monthly Period and (ii) 1%.

      "Shared Excess Finance Charge Collections" shall mean, with respect to any Distribution Date, either (a) the amount described in subsection 4.11(k) allocated to the Investor Certificates but available to cover shortfalls in amounts payable from Collections of Finance Charge Receivables allocated to other Series in Group One, if any, or (b) the aggregate amount of Collections Finance Charge Receivables allocable to other Series in Group One in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Investor Certificates in accordance with subsection 4.14(b).

      "Shared Principal Collections" shall mean, with respect to any Distribution Date, either (a) the amount allocated to the Investor Certificates which may be applied to the Series Principal Shortfall with respect to other outstanding Series or (b) the sum of the Excess Funding Amount, with respect to any Distribution Date, and amounts allocated to the investor certificates of other Series which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover the Series Principal Shortfall with respect to the Investor Certificates.

      "Telerate Page 3750" shall mean the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

      SECTION 3. Servicing Compensation and Assignment of Interchange.

      (a) The share of the Servicing Fee allocable to Series 2000-1 with respect to any Transfer Date (the "Investor Servicing Fee") shall be equal to one-twelfth of the product of (i) the Series Servicing Fee Percentage and (ii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Investor Servicing Fee shall be equal to $1,250,000.00. On each Transfer Date for which the Transferor, an Affiliate thereof, The Bank of New York (Delaware) or an Affiliate thereof is the Servicer, a portion of Interchange with respect to the related Monthly Period that is on deposit in the Finance Charge Account shall be withdrawn from the Finance Charge Account and paid to the Servicer in payment of a portion of the Investor Servicing Fee with respect to such Monthly Period ("Servicer Interchange"). Should the Servicer Interchange on deposit in the Finance Charge Account on any Transfer Date with respect to the related Monthly Period be less than one-twelfth of 1% of the Adjusted Investor Interest as of the last day of such Monthly Period, the Investor Servicing Fee with respect to such Monthly Period will not be paid to the extent of such insufficiency of Servicer Interchange on deposit in the Finance Charge Account. The share of the Investor Servicing Fee allocable to the Class A Investor Interest with respect to any Transfer Date (the "Class A Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class A Floating Allocation, (ii) the Net Servicing Fee Rate and (iii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Class A Servicing Fee shall be equal to $531,250.00. The share of the Investor Servicing Fee allocable to the Class B Investor Interest with respect to any Transfer Date (the "Class B Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class B Floating Allocation, (ii) the Net Servicing Fee Rate and (iii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Class B Servicing Fee shall be equal to $43,750.00. The share of the Investor Servicing Fee allocable to the Collateral Interest with respect to any Transfer Date (the "Collateral Interest Servicing Fee") shall be equal to one-twelfth of the product of (i) the Collateral Floating Allocation, (ii) the Net Servicing Fee Rate and (iii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Collateral Interest Servicing Fee shall be equal to $50,000.00. Except as specifically provided above, the Servicing Fee shall be paid by the cash flows from the Trust allocated to the Transferor or the certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, the Trustee or the Investor Certificateholders be liable therefor. The Class A Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(a)(ii) and 4.11(a). The Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(b)(ii) and 4.11(c). The Collateral Interest Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsection 4.11(f) or, if applicable, subsection 4.9(c)(i).

      (b) On or before each Transfer Date, the Transferor shall notify the Servicer of the amount of Interchange to be included as Collections of Finance Charge Receivables and allocable to the Investor Certificateholders with respect to the preceding Monthly Period as determined pursuant to this subsection 3(b). Such amount of Interchange shall be equal to the product of (i) the total amount of Interchange paid or payable to the Transferor with respect to such Monthly Period, (ii) a fraction the numerator of which is the aggregate amount of cardholder charges for goods and services in the Accounts with respect to such Monthly Period and the denominator of which is the aggregate amount of cardholder charges for goods and services in all MasterCard and VISA consumer revolving credit card accounts owned by the Transferor with respect to such Monthly Period and (iii) the Investor Percentage with respect to Finance Charge Receivables with respect to such Monthly Period. On each Transfer Date, the Transferor shall pay to the Servicer, and the Servicer shall deposit into the Finance Charge Account, in immediately available funds, the amount of Interchange to be so included as Collections of Finance Charge Receivables allocable to the Investor Certificates with respect to the preceding Monthly Period. The Transferor hereby assigns, sets-over, conveys, pledges and grants a security interest and lien to the Trustee for the benefit of the Investor Certificateholders in Interchange and the proceeds of Interchange, as set forth in this subsection 3(b). In connection with the foregoing grant of a security interest, this Series Supplement shall constitute a security agreement under applicable law. To the extent that a Supplement for a related Series, other than Series 2000-1, assigns, sets-over, conveys, pledges or grants a security interest in Interchange allocable to the Trust, all investor certificates of any such Series (except as otherwise specified in any such Supplement) and the Investor Certificates shall rank pari passu and be equally and ratably entitled as provided herein to the benefits of such Interchange without preference or priority on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Series Supplement and other related Supplements.

      SECTION 4. Reassignment and Transfer Terms. The Investor Certificates shall be subject to purchase by the Transferor at its option, in accordance with the terms specified in subsection 12.2(a), on any Distribution Date on or after the Distribution Date on which the Investor Interest is reduced to an amount less than or equal to 5% of the Initial Investor Interest. The deposit required in connection with any such purchase shall include the amount, if any, on deposit in the Principal Funding Account and will be equal to the sum of (a) the Investor Interest and (b) accrued and unpaid interest on the Investor Certificates through the day preceding the Distribution Date on which the repurchase occurs.

      SECTION 5. Delivery and Payment for the Investor Certificates. The Transferor shall execute and deliver the Series 2000-1 Certificates to the Trustee for authentication in accordance with Section 6.1. The Trustee shall deliver such Certificates when authenticated in accordance with
Section 6.2.

      SECTION 6.  Depository; Form of Delivery of Investor Certificates.

      (a) The Class A Certificates and the Class B Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.1 and 6.10.

      (b) The Depository for Series 2000-1 shall be The Depository Trust Company, and the Class A Certificates and Class B Certificates shall be initially registered in the name of Cede & Co., its nominee.

      SECTION 7. Article IV of Agreement. Sections 4.1, 4.2 and 4.3 shall be read in their entirety as provided in the Agreement. Article IV (except for Sections 4.1, 4.2 and 4.3 thereof) shall be read in its entirety as follows and shall be applicable only to the Investor Certificates:


                                 ARTICLE IV

                      RIGHTS OF CERTIFICATEHOLDERS AND
                 ALLOCATION AND APPLICATION OF COLLECTIONS

      SECTION 4.4 Rights of Certificateholders. The Investor Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Investor Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Investor Percentage and Fixed Investor Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account, the Excess Funding Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account and the Distribution Account. The Collateral Interest shall be subordinate to the Class A Certificates and the Class B Certificates. The Class B Certificates shall be subordinate to the Class A Certificates. The Transferor Certificate shall not represent any interest in the Collection Account, the Excess Funding Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account or the Distribution Account, except as specifically provided in this Article IV.

      SECTION 4.5  Allocations.

      (a) Allocations During the Revolving Period. During the Revolving Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders or the Holder of the Transferor Certificate and pay or deposit from the Collection Account the following amounts as set forth below:

      (i) Deposit into the Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing to be applied in accordance with Section 4.9.

      (ii) Deposit into the Principal Account an amount equal to the product of (A) the Collateral Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(d).

      (iii) Deposit into the Principal Account an amount equal to the product of (A) the Class B Investor Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(d).

      (iv) (A) Deposit into the Principal Account an amount equal to the product of (1) the Class A Investor Allocation on the Date of Processing of such Collections, (2) the Investor Percentage on the Date of Processing of such Collections and (3) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; provided, however, that the amount deposited into the Principal Account pursuant to this subsection 4.5(a)(iv)(A) shall not exceed the Daily Principal Shortfall, and (B) pay to the Holder of the Transferor Certificate an amount equal to the excess, if any, identified in the proviso to clause (A) above; provided, however, that the amount to be paid to the Holder of the Transferor Certificate pursuant to this subsection 4.5(a)(iv)(B) with respect to any Date of Processing shall be paid to the Holder of the Transferor Certificate only if the Transferor Amount on such Date of Processing is greater than the Minimum Transferor Amount (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account.

      (b) Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders or the Holder of the Transferor Certificate and pay or deposit from the Collection Account the following amounts as set forth below:

      (i) Deposit into the Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing to be applied in accordance with Section 4.9.

      (ii) Deposit into the Principal Account an amount equal to the product of (A) the Collateral Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(e).

      (iii) Deposit into the Principal Account an amount equal to the product of (A) the Class B Investor Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(e).

      (iv) (A) Deposit into the Principal Account an amount equal to the product of (1) the Class A Investor Allocation on the Date of Processing of such Collections, (2) the Investor Percentage on the Date of Processing of such Collections and (3) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; provided, however, that the amount deposited into the Principal Account pursuant to this subsection 4.5(b)(iv)(A) shall not exceed the Daily Principal Shortfall, and (B) pay to the Holder of the Transferor Certificate an amount equal to the excess, if any, identified in the proviso to clause (A) above; provided, however, that the amount to be paid to the Holder of the Transferor Certificate pursuant to this subsection 4.5(b)(iv)(B) with respect to any Date of Processing shall be paid to the Holder of the Transferor Certificate only if the Transferor Amount on such Date of Processing is greater than the Minimum Transferor Amount (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account.

      (c) Allocations During the Rapid Amortization Period. During the Rapid Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders and pay or deposit from the Collection Account the following amounts as set forth below:

      (i) Deposit into the Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (E) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing to be applied in accordance with Section 4.9.

      (ii) (A) Deposit into the Principal Account an amount equal to the product of (1) the Investor Percentage on the Date of Processing of such Collections and (2) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; provided, however, that the amount deposited into the Principal Account pursuant to this subsection 4.5(c)(ii)(A) shall not exceed the sum of the Investor Interest as of the close of business on the last day of the prior Monthly Period (after taking into account any payments to be made on the Distribution Date relating to such prior Monthly Period and deposits and any adjustments to be made to the Investor Interest to be made on the Transfer Date relating to such Monthly Period) and any Reallocated Principal Collections relating to the Monthly Period in which such deposit is made and (B) pay to the Holder of the Transferor Certificate an amount equal to the excess, if any, identified in the proviso to clause (A) above; provided, however, that the amount to be paid to the Holder of the Transferor Certificate pursuant to this subsection 4.5(c)(ii)(B) with respect to any Date of Processing shall be paid to the Holder of the Transferor Certificate only if the Transferor Amount on such Date of Processing is greater than the Minimum Transferor Amount (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account.

      (d) Limitation on Required Deposits. With respect to the Investor Certificates, and notwithstanding anything in the Agreement or this Series Supplement to the contrary, whether or not the Servicer is required to make monthly or daily deposits from the Collection Account into the Finance Charge Account or the Principal Account pursuant to subsections 4.5(a), 4.5(b) and 4.5(c), with respect to any Monthly Period (i) the Servicer will only be required to deposit Collections from the Collection Account into the Finance Charge Account or the Principal Account up to the required amount to be deposited into any such deposit account or, without duplication, distributed on or prior to the related Distribution Date to the Investor Certificateholders and (ii) if at any time prior to such Distribution Date the amount of Collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer will be permitted to withdraw the excess from the Collection Account. To the extent that, in accordance with this subsection 4.5(d), the Servicer has retained amounts which would otherwise be required to be deposited in the Finance Charge Account or the Principal Account with respect to any Monthly Period, the Servicer shall be required to deposit such amounts in the Finance Charge Account or the Principal Account on the related Transfer Date to the extent necessary to make required distributions to the Investor Certificateholders on the related Distribution Date, including any amounts which are required to be applied as Reallocated Principal Collections.

      For so long as the Servicer shall (i) satisfy the conditions specified in the third paragraph of subsection 4.3(a) of the Agreement and
(ii) be making deposits to the Collection Account, the Principal Account and Finance Charge Account on a monthly basis, all requirements herein to deposit amounts on a daily basis shall be deemed to be satisfied to the extent that the required monthly deposit is made and all references to amounts on deposit in such accounts shall be deemed to include amounts which would otherwise have been deposited therein on a daily basis.

      SECTION 4.6 Determination of Monthly Interest.

      (a) The amount of monthly interest distributable to the Class A Certificates on each Distribution Date shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Certificate Rate in effect with respect to the related Interest Period, and (ii) the outstanding principal balance of the Class A Certificates determined as of the Record Date preceding the related Transfer Date (the "Class A Monthly Interest"); provided, however, that in addition to Class A Monthly Interest an amount equal to the amount of any unpaid Class A Deficiency Amounts, as defined below, plus an amount equal to the product of (A) (1) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (2) the sum of the Class A Certificate Rate in effect with respect to the related Interest Period, plus 2% per annum, and (B) any Class A Deficiency Amount from the prior Transfer Date, as defined below (or the portion thereof which has not theretofore been paid to Class A Certificateholders) (the "Class A Additional Interest") shall also be distributable to the Class A Certificates, and on such Transfer Date the Trustee shall deposit such funds, to the extent available, into the Distribution Account. The "Class A Deficiency Amount" for any Transfer Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(a) as of the prior Interest Period over the amount actually transferred to the Distribution Account for payment of such amount.

      (b) The amount of monthly interest distributable to the Class B Certificates on each Distribution Date shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Certificate Rate in effect with respect to the related Interest Period, and (ii) the outstanding principal balance of the Class B Certificates determined as of the Record Date preceding the related Transfer Date (the "Class B Monthly Interest"); provided, however, that in addition to the Class B Monthly Interest an amount equal to the amount of any unpaid Class B Deficiency Amounts, as defined below, plus an amount equal to the product of (A) (1) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (2) the sum of the Class B Certificate Rate in effect with respect to the related Interest Period, plus 2% per annum, and (B) any Class B Deficiency Amount from the prior Transfer Date, as defined below (or the portion thereof which has not theretofore been paid to Class B Certificateholders) (the "Class B Additional Interest") shall also be distributable to the Class B Certificates, and on such Transfer Date the Trustee shall deposit such funds, to the extent available, into the Distribution Account. The "Class B Deficiency Amount" for any Transfer Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(b) as of the prior Interest Period over the amount actually transferred to the Distribution Account for payment of such amount.

      (c) The amount of monthly interest distributable to the Collateral Interest on each Transfer Date shall be an amount equal to the product of
(i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Collateral Rate in effect with respect to the related Interest Period, and (ii) the Initial Collateral Interest minus the aggregate amount of principal payments made to the Collateral Interest Holder prior to such Transfer Date (the "Collateral Monthly Interest"); provided, however, that for the purposes of determining Collateral Monthly Interest only, the Collateral Rate shall not exceed a per annum rate of 1.0% in excess of LIBOR as determined on the related LIBOR Determination Date.

      SECTION 4.7 Determination of Monthly Principal.

      (a) The amount of monthly principal distributable from the Principal Account with respect to the Class A Certificates on each Transfer Date ("Class A Monthly Principal"), beginning with the Transfer Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Rapid Amortization Period, begins, shall be equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Controlled Accumulation Period prior to the Class A Scheduled Payment Date, the Controlled Deposit Amount for such Transfer Date and (iii) the Class A Adjusted Investor Interest on such Transfer Date prior to any deposit into the Principal Funding Account to be made on such day.

      (b) The amount of monthly principal distributable from the Principal Account with respect to the Class B Certificates on each Transfer Date (the "Class B Monthly Principal"), for the Controlled Accumulation Period, beginning with the Transfer Date following the Monthly Period in which the Class A Investor Interest has been paid in full, and during the Rapid Amortization Period, beginning with the Transfer Date immediately preceding the Distribution Date on which the Class A Investor Interest has been paid in full, shall be an amount equal to the lesser of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Transfer
Date) and (ii) the Class B Investor Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.10 and 4.12) on such Transfer Date.

      (c) The amount of monthly principal (the "Collateral Monthly Principal") distributable from the Principal Account with respect to the Collateral Interest on each Transfer Date shall be (A) during the Revolving Period following any reduction of the Required Collateral Interest pursuant to clause (z) of the proviso in the definition thereof, at the option of the Transferor, an amount equal to the lesser of (1) the excess, if any, of the Collateral Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.10 and 4.12) over the Required Collateral Interest on such Transfer Date and (2) the Available Investor Principal Collections on such Transfer Date or (B) during the Controlled Accumulation Period or Rapid Amortization Period, an amount equal to the lesser of (1) the excess, if any, of the sum of the Collateral Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.10 and 4.12) over the Required Collateral Interest on such Transfer Date, and (2) the excess, if any, of
(i) the Available Investor Principal Collections on such Transfer Date over
(ii) the sum of the Class A Monthly Principal and the Class B Monthly Principal for such Transfer Date.

      SECTION 4.8 Coverage of Required Amount.

       (a) On or before each Transfer Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which the sum of (i) the Class A Monthly Interest for such Transfer Date, plus (ii) the Class A Deficiency Amount, if any, for such Transfer Date, plus (iii) the Class A Additional Interest, if any, for such Transfer Date, plus (iv) the Class A Servicing Fee for the prior Monthly Period plus (v) the Class A Servicing Fee, if any, due but not paid on any prior Transfer Date, plus (vi) the Class A Investor Default Amount, if any, for the prior Monthly Period, exceeds the Class A Available Funds for the related Monthly Period.

      (b) On or before each Transfer Date, the Servicer shall also determine the amount (the "Class B Required Amount"), if any, equal to the sum of (i) the amount, if any, by which the sum of (A) the Class B Monthly Interest for such Transfer Date, plus (B) the Class B Deficiency Amount, if any, for such Transfer Date plus (C) the Class B Additional Interest, if any, for such Transfer Date, plus (D) the Class B Servicing Fee for the prior Monthly Period plus (E) the Class B Servicing Fee, if any, due but not paid on any prior Transfer Date, exceeds the Class B Available Funds for the related Monthly Period plus (ii) the Class B Investor Default Amount, if any, for the prior Monthly Period.

      (c) In the event that the sum of the Class A Required Amount and the Class B Required Amount for such Transfer Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount or Class B Required Amount on or before such Transfer Date. In the event that the Class A Required Amount for such Transfer Date is greater than zero, all or a portion of the Excess Spread and Shared Excess Finance Charge Collections allocable to Series 2000-1 with respect to such Transfer Date in an amount equal to the Class A Required Amount, to the extent available, for such Transfer Date shall be distributed from the Finance Charge Account on such Transfer Date pursuant to subsection 4.11(a). In the event that the Class A Required Amount for such Transfer Date exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 2000-1 with respect to such Transfer Date, the Collections of Principal Receivables allocable to the Collateral Interest and the Collections of Principal Receivables allocable to the Class B Certificates with respect to the prior Monthly Period shall be applied as specified in Section 4.12. In the event that the Class B Required Amount for such Transfer Date exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 2000-1 with respect to such Transfer Date and not applied toward the Class A Required Amount, the Collections of Principal Receivables allocable to the Collateral Interest (after application to the Class A Required Amount) shall be applied as specified in Section 4.12; provided, however, that the sum of any payments pursuant to this paragraph shall not exceed the sum of the Class A Required Amount and Class B Required Amount.

      SECTION 4.9 Monthly Payments. On or before each Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date or the related Distribution Date, as applicable, to the extent of available funds, the amounts required to be withdrawn from the Finance Charge Account, the Principal Account, the Principal Funding Account and the Distribution Account as follows:

      (a) An amount equal to the Class A Available Funds deposited into the Finance Charge Account for the related Monthly Period shall be distributed on each Transfer Date in the following priority:

      (i) an amount equal to Class A Monthly Interest for such Transfer Date, plus the amount of any Class A Deficiency Amount for such Transfer Date, plus the amount of any Class A Additional Interest for such Transfer Date, shall be deposited by the Servicer or the Trustee into the Distribution Account;

      (ii) an amount equal to the Class A Servicing Fee for such Transfer Date plus the amount of any Class A Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be distributed to the Servicer;

      (iii) an amount equal to the Class A Investor Default Amount, if any, for the preceding Monthly Period shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date; and

      (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

      (b) An amount equal to the Class B Available Funds deposited into the Finance Charge Account for the related Monthly Period shall be distributed on each Transfer Date in the following priority:

      (i) an amount equal to the Class B Monthly Interest for such Transfer Date, plus the amount of any Class B Deficiency Amount for such Transfer Date, plus the amount of any Class B Additional Interest for such Transfer Date, shall be deposited by the Servicer or the Trustee into the Distribution Account;

      (ii) an amount equal to the Class B Servicing Fee for such Transfer Date, plus the amount of any Class B Servicing Fee due but not paid to the Servicer on any prior Transfer Date for such Transfer Date shall be distributed to the Servicer; and

      (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

      (c) An amount equal to the Collateral Available Funds deposited into the Finance Charge Account for the related Monthly Period shall be distributed on each Transfer Date in the following priority:

      (i) if the Transferor, an Affiliate thereof, The Bank of New York (Delaware) or an Affiliate thereof is no longer the Servicer, an amount equal to the Collateral Interest Servicing Fee for such Transfer Date plus the amount of any Collateral Interest Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be distributed to the Servicer; and

      (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

      (d) During the Revolving Period, an amount equal to the Available Investor Principal Collections deposited into the Principal Account for the related Monthly Period shall be distributed on each Transfer Date in the following priority:

      (i) an amount equal to the Collateral Monthly Principal for such Transfer Date shall be distributed to the Collateral Interest Holder in accordance with the Loan Agreement;

      (ii) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in subsection 4.9(d)(i) above and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Supplement for each Series and (2) the Cumulative Series Principal Shortfall and (B) Available Investor Principal Collections shall remain in the Principal Account to be treated as Shared Principal Collections and applied to other Series; and

      (iii) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections for such Transfer Date over (B) the applications specified in subsections 4.9(d)(i) and (ii) above shall be paid to the Holder of the Transferor Certificate; provided, however, that the amount to be paid to the Holder of the Transferor Certificate pursuant to this subsection 4.9(d)(iii) with respect to such Transfer Date shall be paid to the Holder of the Transferor Certificate only if the Transferor Amount on such Date of Processing is greater than the Minimum Transferor Amount (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account.

      (e) During the Controlled Accumulation Period or the Rapid
Amortization Period, an amount equal to the Available Investor Principal Collections deposited into the Principal Account for the related Monthly Period shall be distributed on each Transfer Date in the following priority:

      (i) an amount equal to the Class A Monthly Principal for such Transfer Date, shall be (A) during the Controlled Accumulation Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period, deposited into the Distribution Account;

      (ii) after giving effect to the distribution referred to in clause
   (i) above, an amount equal to the Class B Monthly Principal, shall be deposited into the Distribution Account;

      (iii) for each Transfer Date (other than the Transfer Date immediately preceding the Series 2000-1 Termination Date, in which case on the Series 2000-1 Termination Date) after giving effect to the distribution referred to in clauses (i) and (ii) above, an amount equal to Collateral Monthly Principal shall be distributed to the Collateral Interest Holder in accordance with the Loan Agreement;

      (iv) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in subsections 4.9(e)(i), (ii) and (iii) above and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Supplement for each Series and (2) the Cumulative Series Principal Shortfall and (B) the Available Investor Principal Collections shall remain in the Principal Account to be treated as Shared Principal Collections and applied to other Series; and

      (v) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections over (B) the applications specified in subsections 4.9(e)(i) through (iv) above shall be paid to the Holder of the Transferor Certificate; provided, however, that the amount to be paid to the Holder of the Transferor Certificate pursuant to this subsection 4.9(e)(v) with respect to such Transfer Date shall be paid to the Holder of the Transferor Certificate only if the Transferor Amount on such Date of Processing is greater than the Minimum Transferor Amount (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account.

      (f) on the earlier to occur of (i) the first Transfer Date with respect to the Rapid Amortization Period and (ii) the Transfer Date immediately preceding the Class A Scheduled Payment Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Funding Account and deposit in the Distribution Account the amount on deposit in the Principal Funding Account.

      (g) On each Distribution Date, the Trustee shall pay in accordance with subsection 5.1(a) to the Class A Certificateholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to subsection 4.9(a)(i) on the preceding Transfer Date and (b) to the Class B Certificateholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to subsection 4.9(b)(i) on the preceding Transfer Date.

      (h) On the earlier to occur of (i) the first Distribution Date with respect to the Rapid Amortization Period and (ii) the Class A Scheduled Payment Date and on each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer, shall pay in accordance with Section 5.1 from the Distribution Account the amount so deposited into the Distribution Account pursuant to subsections 4.9(e) and (f) on the related Transfer Date in the following priority:

      (i) an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class A Investor Interest shall be paid to the Class A Certificateholders; and

      (ii) for each Distribution Date with respect to the Rapid Amortization Period and on the Class B Scheduled Payment Date, after giving effect to the distributions referred to in clause (i) above, an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class B Investor Interest shall be paid to the Class B Certificateholders.

      (i) The Controlled Accumulation Period is scheduled to commence at the close of business on June 30, 2004; provided, however, that, if the Accumulation Period Length (determined as described below) is less than 12 months, the date on which the Controlled Accumulation Period actually commences will be delayed to the first Business Day of the month that is a number of whole months prior to the Class A Scheduled Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Accumulation Period Length. On the June 2003 Determination Date and each Determination Date thereafter until the Controlled Accumulation Period begins, the Servicer will determine the "Accumulation Period Length" which will equal the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be determined to be less than one month.

      SECTION 4.10 Investor Charge-Offs.

      (a) On or before each Transfer Date, the Servicer shall calculate the Class A Investor Default Amount. If on any Transfer Date, the Class A Investor Default Amount for the prior Monthly Period exceeds the sum of the amount allocated with respect thereto pursuant to subsection 4.9(a)(iii), subsection 4.11(a) and Section 4.12 with respect to such Monthly Period, the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date) will be reduced by the amount of such excess, but not by more than the lesser of the Class A Investor Default Amount and the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer
Date) for such Transfer Date. In the event that such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Transfer Date) will be reduced by the amount by which the Collateral Interest would have been reduced below zero. In the event that such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest will be reduced to zero, and the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero, but not by more than the Class A Investor Default Amount for such Transfer Date (a "Class A Investor Charge-Off"). If the Class A Investor Interest has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Transfer Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 2000-1 allocated and available for such purpose pursuant to subsection 4.11(b).

      (b) On or before each Transfer Date, the Servicer shall calculate the Class B Investor Default Amount. If on any Transfer Date, the Class B Investor Default Amount for the prior Monthly Period exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 2000-1 and the Reallocated Collateral Principal Collections which are allocated and available to fund such amount pursuant to subsection 4.11(c) and Section 4.12, the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with respect thereto as described in subsection 4.10(a) above) will be reduced by the amount of such excess but not by more than the lesser of the Class B Investor Default Amount and the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with respect thereto as described in subsection 4.10(a) above) for such Transfer Date. In the event that such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the Collateral Interest would have been reduced below zero, but not by more than the Class B Investor Default Amount for such Transfer Date (a "Class B Investor Charge-Off"). The Class B Investor Interest will also be reduced by the amount of Reallocated Class B Principal Collections in excess of the Collateral Interest pursuant to Section 4.12 and the amount of any portion of the Class B Investor Interest allocated to the Class A Certificates to avoid a reduction in the Class A Investor Interest pursuant to subsection 4.10(a) above. The Class B Investor Interest will thereafter be reimbursed (but not to an amount in excess of the unpaid principal balance of the Class B Certificates) on any Transfer Date by the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 2000-1 allocated and available for that purpose as described under subsection 4.11(d).

      (c) On or before each Transfer Date, the Servicer shall calculate the Collateral Default Amount. If on any Transfer Date, the Collateral Default Amount for the prior Monthly Period exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 2000-1 which are allocated and available to fund such amount pursuant to subsection 4.11(g), the Collateral Interest will be reduced by the amount of such excess but not by more than the lesser of the Collateral Default Amount and the Collateral Interest for such Transfer Date (a "Collateral Charge-Off"). The Collateral Interest will also be reduced by the amount of Reallocated Principal Collections pursuant to Section 4.12 and the amount of any portion of the Collateral Interest allocated to the Class A Certificates or the Class B Certificates to avoid a reduction in the Class A Investor Interest, pursuant to subsection 4.10(a), or the Class B Investor Interest, pursuant to subsection 4.10(b), respectively. The Collateral Interest will thereafter be reimbursed (but not by an amount in excess of the unpaid principal balance of the Collateral Interest) on any Transfer Date by the amount of the Excess Spread and Shared Excess Finance Charge Collections allocable to Series 2000-1 allocated and available for that purpose as described under subsection 4.11(h).

      SECTION 4.11 Excess Spread; Shared Excess Finance Charge Collections. On or before each Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to apply, Excess Spread with respect to the related Monthly Period, and to the extent of the Finance Charge Shortfall, any Shared Excess Finance Charge Collections with respect to other Series in Group One allocable to Series 2000-1, to make the following distributions on each Transfer Date in the following priority:

      (a) an amount equal to the Class A Required Amount, if any, with respect to such Transfer Date shall be used to fund the Class A Required Amount and be applied in accordance with, and in the priority set forth in, subsection 4.9(a);

      (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

      (c) an amount equal to the Class B Required Amount, if any, with respect to such Transfer Date shall be used to fund the Class B Required Amount and be applied first in accordance with, and in the priority set forth in, subsection 4.9(b) and then any remaining amount available to pay the Class B Investor Default Amount shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

      (d) an amount equal to the aggregate amount by which the Class B Investor Interest has been reduced below the initial Class B Investor Interest for reasons other than the payment of principal to the Class B Certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

      (e) an amount equal to the Collateral Monthly Interest plus the amount of any past due Collateral Monthly Interest for such Transfer Date shall be paid to the Collateral Interest Holder in accordance with the Loan Agreement;

      (f) if the Transferor, an Affiliate thereof, The Bank of New York (Delaware) or an Affiliate thereof is the Servicer, an amount equal to the aggregate amount of accrued but unpaid Collateral Interest Servicing Fees shall be paid to the Servicer;

      (g) an amount equal to the Collateral Default Amount, if any, for the prior Monthly Period shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

      (h) an amount equal to the aggregate amount by which the Collateral Interest has been reduced for reasons other than the payment of principal to the Collateral Interest Holder (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

      (i) on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in Section 4.16(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

      (j) the aggregate of any other amounts then due to the Collateral Interest Holder pursuant to the Loan Agreement shall be paid to the Collateral Interest Holder for application in accordance with the Loan Agreement; and

      (k) the balance, if any, after giving effect to the payments made pursuant to subparagraphs (a) through (j) above shall first be treated as "Shared Excess Finance Charge Collections" with respect to other Series in Group One and then the balance, if any, remaining after such sharing shall be paid to the holder of the Transferor Certificate.

      SECTION 4.12 Reallocated Principal Collections. On or before each Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to withdraw from the Principal Account and apply Reallocated Principal Collections (applying all Reallocated Collateral Principal Collections in accordance with subsections 4.12(a) and (b) prior to applying any Reallocated Class B Principal Collections in accordance with subsection 4.12(a) for any amounts still owing after the application of Reallocated Collateral Principal Collections) with respect to such Transfer Date, to make the following distributions on each Transfer Date in the following priority:

      (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread with respect to the related Monthly Period and the amount of Shared Excess Finance Charge Collections, shall be applied in accordance with, and in the priority set forth in, subsection 4.9(a); and

      (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread and the amount of Shared Excess Finance Charge Collections allocated and available to the Class B Certificates pursuant to subsection 4.11(c) on such Transfer Date shall be applied first in accordance with and in the priority set forth in, subsection 4.9(b) and then pursuant to subsection 4.11(c).

      (c) On each Transfer Date, the Collateral Interest shall be reduced by the amount of Reallocated Collateral Principal Collections and by the amount of Reallocated Class B Principal Collections for such Transfer Date. In the event that such reduction would cause the Collateral Interest (after giving effect to any Collateral Charge-Offs for such Transfer Date) to be a negative number, the Collateral Interest (after giving effect to any Collateral Charge-Offs for such Transfer Date) shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the Collateral Interest would have been reduced below zero. In the event that the reallocation of Reallocated Principal Collections would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Transfer Date) to be a negative number on any Transfer Date, Reallocated Principal Collections shall be reallocated on such Transfer Date in an aggregate amount not to exceed the amount which would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Transfer Date) to be reduced to zero.

      SECTION 4.13  Shared Principal Collections.

      (a) The portion of Shared Principal Collections on deposit in the Principal Account equal to the amount of Shared Principal Collections allocable to Series 2000-1 on any Transfer Date shall be applied as an Available Investor Principal Collection pursuant to Section 4.9 and pursuant to such Section 4.9 shall be deposited in the Distribution Account or distributed in accordance with the Loan Agreement.

      (b) Shared Principal Collections allocable to Series 2000-1 with respect to any Transfer Date shall mean an amount equal to the Series Principal Shortfall, if any, with respect to Series 2000-1 for such Transfer Date; provided, however, that if the aggregate amount of Shared Principal Collections for all Series for such Transfer Date (including the Excess Funding Amount) is less than the Cumulative Series Principal Shortfall for such Transfer Date, then Shared Principal Collections allocable to Series 2000-1 on such Transfer Date shall equal the product of
(i) Shared Principal Collections for all Series for such Transfer Date (including the Excess Funding Amount) and (ii) a fraction, the numerator of which is the Series Principal Shortfall with respect to Series 2000-1 for such Transfer Date and the denominator of which is the aggregate amount of Cumulative Series Principal Shortfall for all Series for such Transfer Date.

      SECTION 4.14  Shared Excess Finance Charge Collections.

      (a) The portion of Shared Excess Finance Charge Collections on deposit in the Finance Charge Account equal to the amount of Shared Excess Finance Charge Collections allocable to Series 2000-1 on any Transfer Date shall be applied pursuant to Section 4.11.

      (b) Shared Excess Finance Charge Collections allocable to Series 2000-1 with respect to any Transfer Date shall mean an amount equal to the Finance Charge Shortfall, if any, with respect to Series 2000-1 for such Transfer Date; provided, however, that if the aggregate amount of Shared Excess Finance Charge Collections for all Series in Group One for such Transfer Date is less than the Cumulative Finance Charge Shortfall for such Transfer Date, the Shared Excess Finance Charge Collections allocable to Series 2000-1 on such Transfer Date shall equal the product of (i) Shared Excess Finance Charge Collections for all Series in Group One for such Transfer Date and (ii) a fraction, the numerator of which is the Finance Charge Shortfall with respect to Series 2000-1 for such Transfer Date and the denominator of which is the aggregate amount of the Cumulative Finance Charge Shortfall for all Series on such Transfer Date.

      SECTION 4.15  Principal Funding Account.

      (a) The Trustee shall establish and maintain with a Qualified Institution, which may be the Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the Investor Certificateholders, a segregated trust account (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If at any time the institution holding the Principal Funding Account ceases to be a Qualified Institution, the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Principal Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Principal Funding Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the commencement of the Controlled Accumulation Period) prior to termination of the Principal Funding Account make a deposit into the Principal Funding Account in the amount specified in, and otherwise in accordance with, subsection 4.9(e).

      (b) Funds on deposit in the Principal Funding Account shall be invested at the direction of the Servicer by the Trustee in Permitted Investments. Funds on deposit in the Principal Funding Account on any Transfer Date, after giving effect to any withdrawals from the Principal Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity.

      On the Transfer Date occurring in the month following the commencement of the Controlled Accumulation Period and on each Transfer Date thereafter with respect to the Controlled Accumulation Period, the Trustee, acting at the Servicer's direction given on or before such Transfer Date, shall transfer from the Principal Funding Account to the Finance Charge Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account, but not in excess of the Covered Amount, for application as Class A Available Funds applied pursuant to subsection 4.9(a)(i).

      Any Excess Principal Funding Investment Proceeds shall be paid to the Transferor on each Transfer Date. An amount equal to any Principal Funding Investment Shortfall shall be deposited in the Finance Charge Account on each Transfer Date from the Reserve Account to the extent funds are available pursuant to subsection 4.16(d). Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Series Supplement.

      SECTION 4.16 Reserve Account.

      (a) The Trustee shall establish and maintain with a Qualified Institution, which may be the Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the Investor Certificateholders, a segregated trust account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If at any time the institution holding the Reserve Account ceases to be a Qualified Institution, the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Reserve Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.11(i).

      (b) Funds on deposit in the Reserve Account shall be invested at the direction of the Servicer by the Trustee in Permitted Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account and included in Class A Available Funds for such Transfer Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Series Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

      (c) On or before each Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest and on or before the first Transfer Date with respect to the Rapid Amortization Period, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the Principal Funding Investment Shortfall with respect to each Transfer Date with respect to the Controlled Accumulation Period or the first Transfer Date with respect to the Rapid Amortization Period; provided, however, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under Section 4.11(i) with respect to such Transfer Date.

      (d) In the event that for any Transfer Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Transfer Date by the Trustee (acting in accordance with the instructions of the Servicer), deposited into the Finance Charge Account and included in Class A Available Funds for such Transfer Date.

      (e) In the event that the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account, and pay in accordance with the Loan Agreement, an amount equal to such Reserve Account Surplus.

      (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) if the Controlled Accumulation Period has not commenced, the first Transfer Date relating to the Rapid Amortization Period and (iii) if the Controlled Accumulation Period has commenced, the earlier of the first Transfer Date with respect to the Rapid Amortization Period and the Transfer Date immediately preceding the Class A Scheduled Payment Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 2000-1 Certificateholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay in accordance with the Loan Agreement, all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Series Supplement.

      SECTION 4.17 Determination of LIBOR.

      (a) On each LIBOR Determination Date, the Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a period equal to the relevant Interest Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Interest Period. The Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date shall be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Interest Period.

      (b) The Class A Certificate Rate and Class B Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Investor Certificateholder by telephoning the Trustee at (800) 254-2826.

      (c) On each LIBOR Determination Date prior to 12:00 noon New York City time, the Trustee shall send to the Servicer by facsimile notification of LIBOR for the following Interest Period.

      SECTION 4.18 Transferor's or Servicer's Failure to Make a Deposit or Payment.

      If the Servicer or the Transferor fails to make, or give instructions to make, any payment or deposit (other than as required by subsections 2.4(d) and (e) and 12.2(a) or Sections 10.2 and 12.1) required to be made or given by the Servicer or Transferor, respectively, at the time specified in the Agreement (including applicable grace periods), the Trustee shall make such payment or deposit from the applicable Investor Account without instruction from the Servicer or Transferor. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof; provided, however, that the Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Series 2000-1 Certificateholders on each Distribution Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Transferor or the Servicer, as the case may be.


      SECTION 8. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Investor Certificateholders:


                                 ARTICLE V

                   DISTRIBUTIONS AND REPORTS TO INVESTOR
                             CERTIFICATEHOLDERS

      SECTION 5.1 Distributions.

       (a) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered on or before the related Transfer Date by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class A Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class A Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class A Certificateholders pursuant to Section 4.9 by check mailed to each Class A Certificateholder (at such Certificateholder's address as it appears in the Certificate Register), except that with respect to Class A Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

      (b) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered on or before the related Transfer Date by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class B Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class B Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class B Certificateholders pursuant to Section 4.9 by check mailed to each Class B Certificateholder (at such Certificateholder's address as it appears in the Certificate Register), except that with respect to Class B Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

      SECTION 5.2  Monthly Series 2000-1 Certificateholders' Statement.

      (a) On or before each Distribution Date, the Trustee shall forward to each Series 2000-1 Certificateholder, each Rating Agency and the Collateral Interest Holder a statement substantially in the form of Exhibit C to this Series Supplement prepared by the Servicer, delivered to the Trustee and setting forth, among other things, the following information (which, in the case of subclauses (i) and (ii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate and, in the case of subclauses (viii) and (ix) shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Certificate, as applicable):

      (i) the amount of the current distribution allocable to Class A Monthly Principal, Class B Monthly Principal and Collateral Monthly Principal, respectively;

      (ii) the amount of the current distribution allocable to Class A Monthly Interest, Class A Deficiency Amounts, Class A Additional Interest, Class B Monthly Interest, Class B Deficiency Amounts, Class B Additional Interest and Collateral Monthly Interest, and any past due Collateral Monthly Interest, respectively;

      (iii) the amount of Collections of Principal Receivables processed during the related Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates and the Collateral Interest, respectively;

      (iv) the amount of Collections of Finance Charge Receivables processed during the related Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates and the Collateral Interest, respectively;

      (v) the aggregate amount of Principal Receivables, the Investor Interest, the Adjusted Investor Interest, the Class A Investor Interest, the Class A Adjusted Investor Interest, the Class B Investor Interest, the Collateral Interest, the Floating Investor Percentage, the Class A Floating Allocation, the Class B Floating Allocation, the Collateral Floating Allocation and the Fixed Investor Percentage, Class A Fixed Allocation, the Class B Fixed Allocation and the Collateral Fixed Allocation with respect to the Principal Receivables in the Trust as of the end of the day on the Record Date;

      (vi) the aggregate outstanding balance of Accounts which were 30 to 59, 60 to 89 and 90 or more days delinquent as of the end of the day on the Record Date;

      (vii) the Aggregate Investor Default Amount, the Class A Investor Default Amount, the Class B Investor Default Amount and the Collateral Default Amount for the related Monthly Period;

      (viii) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs and Collateral Charge-Offs for the related Monthly Period;

      (ix) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs and Collateral Charge-Offs reimbursed on the Transfer Date immediately preceding such Distribution Date;

      (x) the amount of the Class A Servicing Fee, the Class B Servicing Fee and the Collateral Servicing Fee for the related Monthly Period;

      (xi)  the Portfolio Yield for the preceding Monthly Period;

      (xii) the amount of Reallocated Collateral Principal Collections and Reallocated Class B Principal Collections with respect to such
   Distribution Date;

      (xiii) the Class B Investor Interest and the Collateral Interest as of the close of business on such Distribution Date;

      (xiv)  LIBOR for the Interest Period ending on such Distribution Date;

      (xv)  the Principal Funding Account Balance on the Transfer Date;

      (xvi)  the Accumulation Shortfall;

      (xvii) the Principal Funding Investment Proceeds transferred to the Finance Charge Account on the related Transfer Date;

      (xviii) the Principal Funding Investment Shortfall on the related Transfer Date;

      (xix) the amount of Class A Available Funds and Class B Available Funds on deposit in the Finance Charge Account on the related Transfer Date;

      (xx)  the amount of the Reserve Draw Amount on the related Transfer Date;
   and

      (xxi) such other items as are set forth in Exhibit C to this Series Supplement.

      (b) Annual Certificateholders' Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 2001, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 2000-1 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Series 2000-1 Certificateholders, as set forth in subclauses (i) and (ii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2000-1 Certificateholder, together with such other customary information (consistent with the treatment of the Certificates as debt) as the Servicer deems necessary or desirable to enable the Series 2000-1 Certificateholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

      SECTION 5.3 Rule 144A Information. So long as any of the Class B Certificates are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act and during any period in which the Trust is not subject to Section 13 or 15(d) of the Exchange Act, the Transferor agrees to make available to any QIB or beneficial owner of the Class B Certificates in connection with any sale thereof and any prospective purchaser of such Class B Certificates from such QIB or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act.

      SECTION 9. Series 2000-1 Pay Out Events. If any one of the following events shall occur with respect to the Investor Certificates:

      (a) failure on the part of the Transferor (i) to make any payment or deposit required by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 2000-1 Certificateholders (which determination shall be made without reference to the amount of the Collateral Interest) and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 2000-1, and continues to affect materially and adversely the interests of the Series 2000-1 Certificateholders (which determination shall be made without reference to the amount of the Collateral Interest) for such period;

      (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to Section 2.1 or 2.6, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 2000-1, and (ii) as a result of which the interests of the Series 2000-1 Certificateholders are materially and adversely affected (which determination shall be made without reference to the amount of the Collateral Interest) and continue to be materially and adversely affected for such period; provided, however, that a Series 2000-1 Pay Out Event pursuant to this subsection 9(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

      (c) the average Portfolio Yield for any three consecutive Monthly Periods is reduced to a rate which is less than the average Base Rate for such period;

      (d) the Transferor shall fail to convey Receivables arising under Additional Accounts, or Participations, to the Trust, as required by subsection 2.6(a);

      (e) any Servicer Default shall occur which would have a material adverse effect on the Series 2000-1 Certificateholders; or

      (f) the Class A Investor Interest shall not be paid in full on the Class A Scheduled Payment Date or the Class B Investor Interest shall not be paid in full on the Class B Scheduled Payment Date;

then, in the case of any event described in subsection 9(a), (b) or (e) hereof, after the applicable grace period set forth in such subparagraphs, either the Trustee or Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 2000-1 by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders) may declare that a pay out event (a "Series 2000-1 Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subsection 9(c), (d) or (f) hereof, a Series 2000-1 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Investor Certificateholders immediately upon the occurrence of such event.

      SECTION 10. Series 2000-1 Termination. The right of the Investor Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 2000-1 Termination Date.

      SECTION 11.  Transfers of Investor Certificates.

            (a) Each Class B Certificate will bear a legend substantially in the following form:

      EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF THE FIRST NATIONAL BANK OF ATLANTA AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2410.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

      THIS CLASS B CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CLASS B CERTIFICATE, AGREES THAT THIS CLASS B CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR OR (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

      (b) The Collateral Interest shall be subject to the restrictions on transfer set forth in the Loan Agreement, including Section 7.08 thereof.

      SECTION 12. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

      SECTION 13.  Governing Law.  THIS SERIES SUPPLEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      SECTION 14. No Petition. The Transferor, the Servicer and the Trustee, by entering into this Series Supplement and each Investor Certificateholder, by accepting a Series 2000-1 Certificate hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Certificateholders, the Agreement or this Series Supplement.

      SECTION 15.  Tax Representation and Covenant.

      (a) It is the intention of the parties hereto that the Collateral Interest be treated under applicable tax law as indebtedness. In the event that the Collateral Interest is not so treated, it is the intention of the parties that the Collateral Interest be treated under applicable tax law as an interest in a partnership that owns the Receivables. In the event that the Collateral Interest is treated under applicable tax law as an interest in a partnership, it is the intention of the parties that the Collateral Interest be treated as guaranteed payments and, if for any reason it is not so treated, that the holder of the Collateral Interest be specially allocated gross interest income equal to the interest accrued during each Interest Period on the Collateral Interest.

      (b) Any Collateral Interest Holder shall be required to represent and covenant in connection with its acquisition of an interest in the Trust (x) it has neither acquired, nor will it sell, trade or transfer any interest in the Trust or cause any interest in the Trust to be marketed on or through an "established securities market" within the meaning of Code section 7704(b)(1), including without limitation an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise, (y) unless the Transferor consents otherwise, such holder (i) is properly classified as, and will remain classified as, a "corporation" as described in Code section 7701(a)(3) and (ii) is not, and will not become, an S corporation as described in Code section 1361, and (z) it will (i) cause any participant with respect to such interest otherwise permitted hereunder to make similar representations and covenants for the benefit of the Transferor and the Trust and (ii) forward a copy of such representations and covenants to the Trustee. Each such holder shall further agree in connection with its acquisition of such interest that, in the event of any breach of its (or its participant's) representation and covenant that it (or its participant) is and shall remain classified as a corporation other than an S corporation, the Transferor shall have the right to procure a replacement investor to replace such holder (or its participant), and further that such holder shall take all actions necessary to permit such replacement investor to succeed to its rights and obligations as a holder (or to the rights of its participant).

      SECTION 16. Rights Upon Insolvency Event. If an Insolvency Event occurs relating to the Transferor or any holder of an interest in the Transferor Certificate (including any Transferor Participation) while any of the Series 1995-1 Certificates remain outstanding, in accordance with
Section 9.2 of the Agreement, within fifteen (15) days of the Appointment Day, the Trustee will publish a notice of the occurrence of such event stating that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables in a commercially reasonable manner. Notwithstanding the foregoing and anything to the contrary set forth in this Supplement, the Series Supplement for any other Series or the Agreement, no such sale, disposal or liquidation of Receivables shall occur in connection with an Insolvency Event after the Series 1995-1 Certificates have been paid in full.


      IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 2000-1 Supplement to be duly executed by their respective officers as of the day and year first above written.



                          THE FIRST NATIONAL BANK
                                OF ATLANTA
                          Transferor and Servicer

                              By: /s/ Suzanne Bachman
                                  --------------------------------
                                  Name:  Suzanne Bachman
                                  Title: Vice President


                            THE BANK OF NEW YORK
                                 (DELAWARE)
                                Trustee

                              By:/s/ William T. Lewis
                                 ------------------------------------
                                 Name:  William T. Lewis
                                 Title: Senior Vice President





                                                                   EXHIBIT A-1

                              FORM OF CERTIFICATE

                                    CLASS A

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
            REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE FIRST NATIONAL BANK OF ATLANTA OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


No.__                                                               $_______

                                             CUSIP NO. 929772 AH 4

                      WACHOVIA CREDIT CARD MASTER TRUST
                            CLASS A FLOATING RATE
                   ASSET BACKED CERTIFICATE, SERIES 2000-1

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of MasterCard(R) and VISA(R)* credit card receivables generated or acquired by The First National Bank of Atlanta and other assets and interests constituting the Trust under the Amended and Restated Pooling and Servicing Agreement described below.

                (Not an interest in or obligation of
                 The First National Bank of Atlanta
                     or any Affiliate thereof.)
--------
* MasterCard(R)and VISA(R)are federally registered service marks of MasterCard International Inc. and of Visa U.S.A., Inc., respectively.


            This certifies that CEDE & CO. (the "Class A Certificateholder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected MasterCard and VISA credit card accounts (the "Accounts") of The First National Bank of Atlanta, a national banking association, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables and recoveries on any charged-off Receivables), the right to certain amounts received as Intercharge and the Collateral Interest, all proceeds of the foregoing and the other assets and interests constituting the Trust pursuant to an Amended and Restated Pooling and Servicing Agreement dated as of June 4, 1999 as supplemented by the Series 2000-1 Supplement dated as of August 1, 2000 (collectively, as amended from time to time, the "Pooling and Servicing Agreement"), by and between The First National Bank of Atlanta, as Transferor (the "Transferor") and as Servicer (the "Servicer"), and The Bank of New York (Delaware), as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            The Series 2000-1 Certificates are issued in two classes, the Class A Certificates (of which this certificate is one) and the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

            The Transferor has structured the Pooling and Servicing Agreement and the Series 2000-1 Certificates with the intention that the Series 2000-1 Certificates will qualify under applicable tax law as indebtedness, and each of the Transferor, the Holder of the Transferor Certificate, the Servicer and each Series 2000-1 Certificateholder (or Series 2000-1 Certificate Owner) by acceptance of its Series 2000-1 Certificate (or in the case of a Series 2000-1 Certificate Owner, by virtue of such Series 2000-1 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 2000-1 Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 2000-1 Certificateholder agrees that it will cause any Series 2000-1 Certificate Owner acquiring an interest in a Series 2000-1 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 2000-1 Certificates as indebtedness for certain tax purposes.

            This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A Certificateholder is bound. This Class A Certificates is one of a duly authorized Series of Investor Certificates entitled "Wachovia Credit Card Master Trust Class A Floating Rate Asset Backed Certificates, Series 2000-1" (the "Class A Certificates"), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts allocated to the Class A Certificates at the times and in the amounts specified in the Pooling and Servicing Agreement and to be deposited in the Investor Accounts, the Principal Funding Account and the Reserve Account or paid to the Class A Certificateholders.

            Also issued under the Pooling and Servicing Agreement are the "Wachovia Credit Master Card Trust Class B Floating Rate Asset Backed Certificates, Series 2000-1" (the "Class B Certificates"), which represent an Undivided Interest in the Trust subordinate to the Class A Certificates, and the "Wachovia Credit Card Master Trust Collateral Interest, Series 2000-1" (the "Collateral Interest" and, collectively with the Class A Certificates and the Class B Certificates, the "Investor Certificates"), which is an undivided interest in the Trust subordinated to the Class A Certificates and Class B Certificates. The subordination of the Class B Certificates and the subordination of the Collateral Interest to the Class A Certificates shall constitute the Credit Enhancement for the Class A Certificates.

            The aggregate interest represented by the Class A Certificates and the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Investor Interest and the Class B Investor Interest, respectively, at such time. As of the Closing Date, the Class A Initial Investor Interest is $637,500,000, the Class B Initial Investor Interest is $52,500,000 and the Initial Collateral Interest is $60,000,000. The Class A Investor Interest on any date of determination will be an amount equal to (a) the Class A Initial Investor Interest minus (b) the aggregate amount of payments of principal made to the Class A Certificateholders prior to such date of determination, and minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs pursuant to subsection 4.10(a) of the Pooling and Servicing Agreement over Class A Investor Charge-Offs reimbursed prior to such date of determination pursuant to subsection 4.11(b) of the Pooling and Servicing Agreement; provided, however, that the Class A Investor Interest may not be reduced below zero.

            For the purpose of allocating Collections of Finance Charge Receivables and Receivables in Defaulted Accounts for each Monthly Period during the Controlled Accumulation Period, the Class A Investor Interest will be reduced (such reduced amount, the "Class A Adjusted Investor Interest") by the aggregate principal amount of funds on deposit in the Principal Funding Account. The Class A Investor Interest together with the aggregate interest represented by the Class B Certificates in the Principal Receivables in the Trust (the "Class B Investor Interest") and the aggregate interest represented by the Collateral Interest in the Principal Receivables in the Trust are sometimes collectively referred to herein as the "Investor Interest."

            In addition to the Class A Certificates, the Class B Certificats and the Collateral Interest, a Transferor Certificate representing an undivided interest in the Trust will be issued to the Transferor pursuant to the Pooling and Servicing Agreement. The Transferor Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust. The Transferor Certificate may be exchanged by the Transferor pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Transferor Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

            Interest will accrue on the Class A Certificates from the Closing Date through August 14, 2000 from August 15, 2000 through September 14, 2000 and with respect to each Interest Period thereafter, at the rate of LIBOR plus 0.15% per annum, as more specifically set forth in the Pooling and Servicing Agreement (the "Class A Certificate Rate"), and will be distributed on September 15, 2000 and on the 15th day of each calendar month thereafter, or if such day is not a Business Day, on the next succeeding Business Day (a "Distribution Date"), to the Class A Certificateholders of record as of the last Business Day of the calendar month preceding such Distribution Date (the "Record Date"). During the Rapid Amortization Period, in addition to Class A Monthly Interest, Class A Monthly Principal will be distributed to the Class A Certificateholder on each Distribution Date until the Class A Investor Interest has been paid in full. With respect to the Controlled Accumulated Period, in addition to monthly payments of Class A Monthly Interest, the amount on deposit in the Principal Funding Account will be distributed as principal to the Class A Certificateholders on the July 2005 Distribution Date (the "Class A Scheduled Payment Date"), unless distributed earlier as a result of the occurrence of a Pay Out Event in accordance with the Pooling and Servicing Agreement.

            On or before each Transfer Date, the Servicer shall instruct the Trustee in writing to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date, from the Finance Charge Account to the extent of funds on deposit therein (i) Collections of Finance Charge Receivables processed as of the end of the preceding Monthly Period which have been allocated to the Series 2000-1 Certificates, (ii) with respect to the Class A Certificates, from other amounts constituting Class A Available Funds, and (iii) with respect to the Class B Certificates, from other amounts constituting Class B Available Funds, the following amounts: (x) an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Certificate Rate for such Interest Period and (ii) the Class A Investor Interest as of the close of business on the last day of the preceding Monthly Period ("Class A Monthly Interest"); provided, however, that with respect to the first Distribution Date, Class A Monthly Interest shall be equal to the interest accrued on the Class A Initial Investor Interest at the applicable Class A Certificate Rate for the period from the Closing Date through August 14, 2000 and the period from August 15, 2000 through September 14, 2000; and (y) amounts up to the Class B Monthly Interest followed by the Collateral Monthly Interest, in the actual amounts and manner described in the Pooling and Servicing Agreement.

            On each Transfer Date, the Trustee shall apply the Class A Available Funds withdrawn from the Finance Charge Account, as required by the Pooling and Servicing Agreement, in the following order of priority:
(i) an amount equal to the Class A Monthly Interest for such Transfer Date, plus the amount of any Class A Deficiency Amount for such Transfer Date, plus the amount of any Class A Additional Interest for such Transfer Date,
(ii) an amount equal to the Class A Servicing Fee for such Transfer Date plus the amount of any Class A Servicing Fee due but not paid on any prior Transfer Date and (iii) an amount equal to the Class A Investor Default Amount, if any, for the preceding Monthly Period. The Trustee on each Transfer Date shall apply the Class B Available Funds withdrawn from the Finance Charge Account, as required by the Pooling and Servicing Agreement, in the following order of priority: (i) the Class B Monthly Interest for such Transfer Date, plus the amount of any Class B Deficiency Amount for such Transfer Date, plus the amount of any Class B Additional Interest for such Transfer Date, and (ii) the Class B Servicing Fee for such Transfer Date plus the amount of any Class B Servicing Fee due but not paid on any prior Transfer Date. The balance of the amount withdrawn from the Finance Charge Account allocable to the Series 2000-1 Certificates, if any, after giving effect to the applications above (and, in certain circumstances, payments in respect of the Collateral Interest Servicing Fee) shall constitute "Excess Spread."

            On or before the Transfer Date immediately succeeding the Monthly Period in which the Controlled Accumulated Period or the Rapid Amortization Period commences and on or before each Transfer Date thereafter, the Servicer shall instruct the Trustee in writing to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date from the Principal Account an amount equal to the Available Investor Principal Collections on deposit in the Principal Account and from such amounts, (A) deposit an amount equal to Class A Monthly Principal (i) during the Controlled Accumulation Period, into the Principal Funding Account, and (ii) during the Rapid Amortization Period, into the Distribution Account, (B) after the Class A Investor Interest has been paid in full, deposit an amount equal to Class B Monthly Principal into the Distribution Account, and (C) any remaining amounts in the Principal Account shall be used for payment of Collateral Monthly Principal.

            On each Transfer Date with respect to the Controlled Accumulation Period and the Rapid Amortization Period in which a reduction in the Required Collateral Interest has occurred, Available Investor Principal Collections not applied to Class A Monthly Principal or Class B Monthly Principal will be applied to reduce the Collateral Interest until the Collateral Interest equals the Required Collateral Interest.

            On the earlier to occur of the first Transfer Date with respect to the Rapid Amortization Period or the Transfer Date immediately preceding the Class A Scheduled Payment Date, the Servicer shall instruct the Trustee to withdraw, and the Trustee shall withdraw from the Principal Funding Account and deposit in the Distribution Account the amount on deposit in the Principal Funding Account.

            On the Class A Scheduled Payment Date or on each Distribution Date with respect to a Rapid Amortization Period, the Trustee shall pay from amounts on deposit in the Distribution Account an amount equal to the lesser of the Class A Investor Interest and the amount of Available Investor Principal Collections on deposit in the distribution Account with respect to the related Monthly Period, and after the Class A Investor Interest has been paid in full (after taking into account distributions to be made on the related Distribution Date), Available Investor Principal Collections shall be applied to the Class B Certificates and Collateral Interest as specified in the Pooling and Servicing Agreement.

            On each Distribution Date, the Trustee shall pay to the Class A Certificateholders and the Class B Certificateholders the amount deposited on the related Transfer Date into the Distribution Account in respect of Class A Monthly Interest and Class B Monthly Interest, respectively. On each Transfer Date, the Trustee shall pay to the Collateral Interest Holder the Collateral Monthly Interest, to the extent funds are available. Distributions with respect to this Series 2000-1 Certificate will be made by the Trustee by, except as otherwise provided in the Pooling and Servicing Agreement, check mailed to the address of each Series 2000-1 Certificateholder of record appearing in the Certificate Register and except for the final distribution in respect of this Series 2000-1 Certificate, without the presentation or surrender of this Series 2000-1 Certificate or the making of any notation thereon; provided, however, that with respect to Series 2000-1 Certificates registered in the name of the nominee of a Clearing Agency, distributions will be made in the form of immediately available funds.

            This Class A Certificate represents an interest in only the Wachovia Credit Master Card Trust. This Class A Certificate does not represent an obligation of, or an interest in, the Transferor or the Servicer, and neither the Series 2000-1 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Series 2000-1 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

            The Transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

            The Servicer, the Trustee and the Transfer Agent and Registrar, and any agent of any of them, may treat the Person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

            The Pooling and Servicing Agreement provides that the right of the Series 2000-1 Certificateholders to receive payment from the Trust will terminate on the first Business Day following the Series 2000-1 Termination Date. Upon the termination of the Trust pursuant to Section 12.1 of the Pooling and Servicing Agreement, the Trustee shall assign and convey to the Holder of the Transferor Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, and all proceeds of such Receivables and Insurance Proceeds relating to such Receivables. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be prepared by the Servicer reasonably requested by the Holder of the Transferor Certificate to vest in such Holder all right, title and interest which the Trustee had in the Receivables.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.



            IN WITNESS WHEREOF, The First National Bank of Atlanta has caused this Class A certificate to be duly executed by a duly authorized officer.



                                          By:
                                             ------------------------
                                              Authorized Officer


Date:___________________




              Form of Trustee's Certificate of Authentication

                       CERTIFICATE OF AUTHENTICATION


            This is one of the Class A Certificates referred to in the within-mentioned Amended and Restated Pooling and Servicing Agreement.


                                      THE BANK OF NEW YORK (DELAWARE),
                                              Trustee



                                      By:
                                         ----------------------------
                                              Authorized Signatory





                                                          EXHIBIT A-2

                         FORM OF CERTIFICATE

                               CLASS B

                  EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF
            THE FIRST NATIONAL BANK OF ATLANTA AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN
            SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF
            SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

                  THIS CLASS B CERTIFICATE HAS NOT BEEN AND WILL NOT BE
            REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CLASS B CERTIFICATE, AGREES THAT THIS CLASS B CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR OR
            (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB, WHOM THE HOLDER HAS INFORMED, IN
            EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER
            TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
            REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE FIRST NATIONAL BANK OF ATLANTA OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No.__                                                                 $_______

                                     CUSIP NO. 929772 AJ 0

                   WACHOVIA CREDIT CARD MASTER TRUST
                         CLASS B FLOATING RATE
                ASSET BACKED CERTIFICATE, SERIES 2000-1

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of MasterCard(R) and VISA(R)* credit card receivables generated or acquired by The First National Bank of Atlanta and other assets and interests constituting the Trust under the Amended and Restated Pooling and Servicing Agreement described below.

                (Not an interest in or obligation of
--------
* MasterCard(R)and VISA(R)are federally registered service marks of MasterCard International Inc. and of Visa U.S.A., Inc., respectively.



                     The First National Bank of Atlanta
                         or any Affiliate thereof.)

               This certifies that CEDE & CO. (the "Class B
Certificateholder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected MasterCard and VISA credit card accounts (the "Accounts") of The First National Bank of Atlanta, a national banking association, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables and recoveries on any charged-off Receivables), the right to certain amounts received as Intercharge and the Collateral Interest, all proceeds of the foregoing and the other assets and interests constituting the Trust pursuant to an Amended and Restated Pooling and Servicing Agreement dated as of June 4, 1999 as supplemented by the Series 2000-1 Supplement dated as of August 1, 2000 (collectively, as amended from time to time, the "Pooling and Servicing Agreement"), by and between The First National Bank of Atlanta, as Transferor (the "Transferor") and as Servicer (the "Servicer"), and The Bank of New York (Delaware), as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            The Series 2000-1 Certificates are issued in two classes, the Class A Certificates and the Class B Certificates (of which this certificate is one), which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

            The Transferor has structured the Pooling and Servicing Agreement and the Series 2000-1 Certificates with the intention that the Series 2000-1 Certificates will qualify under applicable tax law as indebtedness, and each of the Transferor, the Holder of the Transferor Certificate, the Servicer and each Series 2000-1 Certificateholder (or Series 2000-1 Certificate Owner) by acceptance of its Series 2000-1 Certificate (or in the case of a Series 2000-1 Certificate Owner, by virtue of such Series 2000-1 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 2000-1 Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 2000-1 Certificateholder agrees that it will cause any Series 2000-1 Certificate Owner acquiring an interest in a Series 2000-1 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 2000-1 Certificates as indebtedness for certain tax purposes.

            This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and by which the Class B Certificateholder is bound. This Class B Certificates is one of a duly authorized Series of Investor Certificates entitled "Wachovia Credit Card Master Trust Class B Floating Rate Asset Backed Certificates, Series 2000-1" (the "Class B Certificates"), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts allocated to the Class B Certificates at the times and in the amounts specified in the Pooling and Servicing Agreement and to be deposited in the Investor Accounts, the Principal Funding Account and the Reserve Account or paid to the Class B Certificateholders.

            Also issued under the Pooling and Servicing Agreement are the "Wachovia Credit Card Master Trust Class A Floating Rate Asset Backed Certificates, Series 2000-1" (the "Class A Certificates"), which represent an Undivided Interest in the Trust, and the "Wachovia Credit Card Master Trust Collateral Interest, Series 2000-1" (the "Collateral Interest" and, collectively with the Class A Certificates and the Class B Certificates, the "Investor Certificates"), which is an undivided interest in the Trust subordinated to the Class A Certificates and Class B Certificates. The subordination of the Collateral Interest to the Class B Certificates shall constitute the Credit Enhancement for the Class B Certificates. The Class B Certificates are subordinated to the Class A Certificates.

            The aggregate interest represented by the Class A Certificates and the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Investor Interest and the Class B Investor Interest, respectively, at such time. As of the Closing Date, the Class A Initial Investor Interest is $637,500,000 the Class B Initial Investor Interest is $52,500,000 and the Initial Collateral Interest is $60,000,000. The Class B Investor Interest on any date of determination will be an amount equal to (a) the Class B Initial Investor Interest minus (b) the aggregate amount of payments of principal made to the Class B Certificateholders prior to such date of determination, minus
(c) the aggregate amount of Class B Investor Charge-Offs pursuant to subsection 4.10(b) of the Pooling and Servicing Agreement, minus (d) the amount of Reallocated Class B Principal Collections allocated pursuant to subsection 4.12(a) for which the Collateral Interest has not been reduced, minus (e) an amount equal to the amount by which the Class B Investor Interest has been reduced pursuant to subsection 4.10(a) and plus (f) the aggregate amount of Excess Spread allocated and available pursuant to subsection 4.11(d) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class B Investor Interest may not be reduced below zero.

            The Class B Investor Interest together with the Class A Investor Interest and the aggregate interest represented by the Collateral Interest in the Principal Receivables in the Trust are sometimes collectively referred to herein as the "Investor Interest."

            In addition to the Class A Certificates, the Class B Certificats and the Collateral Interest, a Transferor Certificate representing an undivided interest in the Trust will be issued to the Transferor pursuant to the Pooling and Servicing Agreement. The Transferor Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust. The Transferor Certificate may be exchanged by the Transferor pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Transferor Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

            Interest will accrue on the Class B Certificates from the Closing Date through August 14, 2000 from August 15, 2000 through September 14, 2000 and with respect to each Interest Period thereafter, at the rate of LIBOR plus 0.38% per annum, as more specifically set forth in the Pooling and Servicing Agreement (the "Class B Certificate Rate"), and will be distributed on September 15, 2000 and on the 15th day of each calendar month thereafter, or if such day is not a Business Day, on the next succeeding Business Day (a "Distribution Date"), to the Class B Certificateholders of record as of the last Business Day of the calendar month preceding such Distribution Date (the "Record Date"). During the Rapid Amortization Period, in addition to Class B Monthly Interest, following payment in full of the Class A Investor Interest, Class B Monthly Principal will be distributed to the Class B Certificateholder on each Distribution Date until the Class B Investor Interest has been paid in full. With respect to the Controlled Accumulated Period following payment in full of the Class A Investor Interest, Class B Monthly Principal will be distributed to the Class B Certificateholders on the August 2005 Distribution Date (the "Class B Scheduled Payment Date"), unless distributed earlier as a result of the occurrence of a Pay Out Event in accordance with the Pooling and Servicing Agreement.

            On or before each Transfer Date, the Servicer shall instruct the Trustee in writing to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date, from the Finance Charge Account to the extent of funds on deposit therein (i) Collections of Finance Charge Receivables processed as of the end of the preceding Monthly Period which have been allocated to the Series 2000-1 Certificates, (ii) with respect to the Class A Certificates, from other amounts constituting Class A Available Funds, and (iii) with respect to the Class B Certificates, from other amounts constituting Class B Available Funds, the following amounts: (x) amounts up to the Class A Monthly Interest; (y) an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Certificate Rate for such Interest Period and (ii) the Class B Investor Interest as of the close of business on the last day of the preceding Monthly Period ("Class B Monthly Interest"), provided, however, that with respect to the first Distribution Date, Class B Monthly Interest shall be equal to the interest accrued on the Class B Initial Investor Interest at the applicable Class B Certificate Rate for the period from the Closing Date through August 14, 2000 and the period from August 15, 2000 through September 14, 2000; and (z) amounts up to the Collateral Monthly Interest, in the actual amounts and manner described in the Pooling and Servicing Agreement.

            On each Transfer Date, the Trustee shall apply the Class A Available Funds withdrawn from the Finance Charge Account, as required by the Pooling and Servicing Agreement, in the following order of priority:
(i) an amount equal to the Class A Monthly Interest for such Transfer Date, plus the amount of any Class A Deficiency Amount for such Transfer Date, plus the amount of any Class A Additional Interest for such Transfer Date,
(ii) an amount equal to the Class A Servicing Fee for such Transfer Date plus the amount of any Class A Servicing Fee due but not paid on any prior Transfer Date and (iii) an amount equal to the Class A Investor Default Amount, if any, for the preceding Monthly Period. The Trustee on each Transfer Date shall apply the Class B Available Funds withdrawn from the Finance Charge Account, as required by the Pooling and Servicing Agreement, in the following order of priority: (i) the Class B Monthly Interest for such Transfer Date, plus the amount of any Class B Deficiency Amount for such Transfer Date, plus the amount of any Class B Additional Interest for such Transfer Date, and (ii) the Class B Servicing Fee for such Transfer Date plus the amount of any Class B Servicing Fee due but not paid on any prior Transfer Date. The balance of the amount withdrawn from the Finance Charge Account allocable to the Series 2000-1 Certificates, if any, after giving effect to the applications above (and, in certain circumstances, payments in respect of the Collateral Interest Servicing Fee) shall constitute "Excess Spread."

            On or before the Transfer Date immediately succeeding the Monthly Period in which the Controlled Accumulated Period or the Rapid Amortization Period commences and on or before each Transfer Date thereafter, the Servicer shall instruct the Trustee in writing to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date from the Principal Account an amount equal to the Available Investor Principal Collections on deposit in the Principal Account and from such amounts, (A) deposit an amount equal to Class A Monthly Principal (i) during the Controlled Accumulation Period, into the Principal Funding Account, and (ii) during the Rapid Amortization Period, into the Distribution Account, (B) after the Class A Investor Interest has been paid in full, deposit an amount equal to Class B Monthly Principal into the Distribution Account, and (C) any remaining amounts in the Principal Account shall be used for payment of Collateral Monthly Principal.

            On each Transfer Date with respect to the Controlled Accumulation Period and the Rapid Amortization Period in which a reduction in the Required Collateral Interest has occurred, Available Investor Principal Collections not applied to Class A Monthly Principal or Class B Monthly Principal will be applied to reduce the Collateral Interest until the Collateral Interest equals the Required Collateral Interest.

            On the Class B Scheduled Payment Date or on each Distribution Date with respect to a Rapid Amortization Period, the Trustee shall pay from amounts on deposit in the Distribution Account an amount equal to the lesser of the Class B Investor Interest and the amount of Available Investor Principal Collections on deposit in the Distribution Account with respect to the related Monthly Period after payment of any Class A Monthly Principal, and after the Class B Investor Interest has been paid in full (after taking into account distributions to be made on the related Distribution Date), Available Investor Principal Collections shall be applied to the Collateral Interest as specified in the Pooling and Servicing Agreement.

            On each Distribution Date, the Trustee shall pay to the Class A Certificateholders and the Class B Certificateholders the amount deposited on the related Transfer Date into the Distribution Account in respect of Class A Monthly Interest and Class B Monthly Interest, respectively. On each Transfer Date, the Trustee shall pay to the Collateral Interest Holder the Collateral Monthly Interest, to the extent funds are available. Distributions with respect to this Series 2000-1 Certificate will be made by the Trustee by, except as otherwise provided in the Pooling and Servicing Agreement, check mailed to the address of each Series 2000-1 Certificateholder of record appearing in the Certificate Register and except for the final distribution in respect of this Series 2000-1 Certificate, without the presentation or surrender of this Series 2000-1 Certificate or the making of any notation thereon; provided, however, that with respect to Series 2000-1 Certificates registered in the name of the nominee of a Clearing Agency, distributions will be made in the form of immediately available funds.

            This Class B Certificate represents an interest in only the Wachovia Credit Card Master Trust. This Class B Certificate does not represent an obligation of, or an interest in, the Transferor or the Servicer, and neither the Series 2000-1 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Series 2000-1 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

            The Transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

            The Servicer, the Trustee and the Transfer Agent and Registrar, and any agent of any of them, may treat the Person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

            The Pooling and Servicing Agreement provides that the right of the Series 2000-1 Certificateholders to receive payment from the Trust will terminate on the first Business Day following the Series 2000-1 Termination Date. Upon the termination of the Trust pursuant to Section 12.1 of the Pooling and Servicing Agreement, the Trustee shall assign and convey to the Holder of the Transferor Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, and all proceeds of such Receivables and Insurance Proceeds relating to such Receivables. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be prepared by the Servicer reasonably requested by the Holder of the Transferor Certificate to vest in such Holder all right, title and interest which the Trustee had in the Receivables.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.


            IN WITNESS WHEREOF, The First National Bank of Atlanta has caused this Class B Certificate to be duly executed by a duly authorized officer.



                                          By:
                                             ------------------------
                                              Authorized Officer

Date:__________________





              Form of Trustee's Certificate of Authentication

                       CERTIFICATE OF AUTHENTICATION


            This is one of the Class B Certificates referred to in the within-mentioned Amended and Restated Pooling and Servicing Agreement.


                                      THE BANK OF NEW YORK (Delaware),
                                              Trustee



                                      By:
                                         ----------------------------
                                              Authorized Signatory





                                                            EXHIBIT B



        FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION
           TO THE BANK OF NEW YORK (DELAWARE), AS TRUSTEE WACHOVIA CREDIT CARD MASTER TRUST SERIES 2000-1
              MONTHLY PERIOD ENDING __________ __, ____


Capitalized terms used in this notice have their respective meanings set forth in the Amended and Restated Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Amended and Restated Pooling and Servicing Agreement as supplemented by the Series 2000-1 Supplement. This notice is delivered pursuant to Section 4.9.

      A) The First National Bank of Atlanta is the Servicer under the Amended and Restated Pooling and Servicing Agreement.
      B)    The undersigned is a Servicing Officer.
      C) The date of this notice is on or before the related Transfer Date under the Amended and Restated Pooling and Servicing Agreement.



I.    INSTRUCTION TO MAKE A WITHDRAWAL
Pursuant to Section 4.9, the Servicer does hereby instruct the Trustee (i) to make withdrawals from the Finance Charge Account, the Principal Account, the Principal Funding Account and the Distribution Account on ___________ __, ____, which date is a Transfer Date under the Amended and Restated Pooling and Servicing Agreement, in aggregate amounts set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with accordance with subsection 3(a) of the Series 2000-1 Supplement and Section 4.9 of the Supplement:

A.    Pursuant to subsection 3(a) of the Series 2000-1 Supplement:
      1.    Servicer Interchange                                        $

B.    Pursuant to subsection 4.9(a)(i):
      1.    Class A Monthly Interest at the Class A Certificate Rate
            on the Class A Investor Interest                            $
      2.    Class A Deficiency Amount                                   $
      3.    Class A Additional Interest                                 $

C.    Pursuant to subsection 4.9(a)(ii):
      1.    Class A Servicing Fee                                       $
      2.    Accrued and unpaid Class A Servicing Fee                    $

D.    Pursuant to subsection 4.9(a)(iii):
      1.    Class A Investor Default Amount                             $

E.    Pursuant to subsection 4.9(a)(iv):
      1. Portion of Excess Spread from Class A Available Funds to be allocated and distributed as provided in Section 4.11

F.    Pursuant to subsection 4.9(b)(i):
      1.    Class B Monthly Interest at the Class B Certificate Rate
            on the Class B Investor Interest                            $
      2.    Class B Deficiency Amount                                   $
      3.    Class B Additional Interest                                 $

G.    Pursuant to subsection 4.9(b)(ii):
      1.    Class B Servicing Fee                                       $
      2.    Accrued and unpaid Class B Servicing Fee                    $

H.    Pursuant to subsection 4.9(b)(iii):
      1.    Portion of Excess Spread from Class B Available Fu
            to be allocated and distributed as provided in Section      $
            4.11
I.    Pursuant to subsection 4.9(c)(i):
      1.    Collateral Interest Servicing Fee, if applicable            $
      2.    Accrued and unpaid Collateral Interest Servicing Fee, if
            applicable                                                  $

J.    Pursuant to subsection 4.9(c)(ii):
      1.    Portion of Excess Spread from Collateral Available
            Funds to be allocated and distributed as provided in        $
            Section 4.11
            Total                                                       $

K.    Pursuant to subsection 4.9(d)(i):
      1.    Collateral Monthly Principal, if any, applied in
            accordance with the Loan Agreement                          $

L.    Pursuant to subsection 4.9(d)(ii):
      1.    Amount to be treated as Shared Principal Collections        $

M.    Pursuant to subsection 4.9(d)(iii):
      1.    Amount to be paid to the Holder of the Transferor
            Certificate                                                 $
      2.    Amount to be deposited in the Excess Funding Account        $

N.    Pursuant to subsection 4.9(e)(i):
      1.    Class A Monthly Principal                                   $

O.    Pursuant to subsection 4.9(e)(ii):
      1.    Class B Monthly Principal                                   $

P.    Pursuant to subsection 4.9(e)(iii):
      1.    Collateral Monthly Principal to be applied in accordance    $
            with the Loan Agreement

Q.    Pursuant to subsection 4.9(e)(iv):
      1.    Amount to be treated as Shared Principal Collections        $

R.    Pursuant to subsection 4.9(e)(v):
      1.    Amount to be paid to the Holder of the Transferor
            Certificate                                                 $
      2.    Amount to be deposited in the Excess Funding Account        $
            Total                                                       $

S.    Pursuant to subsection 4.9(f):
      1.    Amount to be withdrawn from the Principal Funding
            Account and deposited into the Distribution Account         $


II.   INSTRUCTION TO MAKE CERTAIN PAYMENTS
Pursuant to Section 4.9, the Servicer does hereby instruct the Trustee to pay in accordance with Section 5.1 from the Distribution Account on __________ __, ____, which date is a Distribution Date under the Amended and Restated Pooling and Servicing Agreement, amounts so deposited in the Distribution Account pursuant to Section 4.9 as set forth below:
Pursuant to subsection 4.9(g):


A.    1.    Amount to be distributed to Class A Certificateholders      $
      2.    Amount to be distributed to Class B Certificateholders      $

B.    Pursuant to subsection 4.9(h)(i):
      1.    Amount to be distributed to the Class A
            Certificateholders                                          $

C.    Pursuant to subsection 4.9(h)(ii):
      1.    Amount to be distributed to the Class B
            Certificateholders                                          $

III.  APPLICATION OF EXCESS SPREAD
Pursuant to Section 4.11, the Servicer does hereby instruct the Trustee to apply the Excess Spread with respect to the related Monthly Period and to make the following distributions in the following priority:

A. The amount equal to the Class A Required Amount, if any, which will be used to fund the Class A Required Amount a$ applied in accordance with, and in the priority set fortth and be subsection 4.9(a)
B. The amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed which will be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date
C. The amount equal to the Class B Required Amount, if any, which will be used to fund the Class B Required Amount a applied first in accordance with, and in the priority send be subsection 4.9(b) and then any amount available to pay tt forth in, Class B Investor Default Amount shall be treated as a pohe Investor Principal Collections and deposited into the Portion of Account incipal
D.    The amount equal to the aggregate amount by which the Cl
      Investor Interest has been reduced below the initial Cla$ss B Investor Interest for reasons other than the payment of ss B to the Class B Certificateholders (but not in excess of principal aggregate amount of such reductions which have not been the previously reimbursed) which will be treated as a portio
      Investor Principal Collections and deposited into the Principal of Account
E. The amount equal to the Collateral Monthly Interest plus amount of any past due Collateral Monthly Interest which$the be paid to the Collateral Interest Holder for application in will accordance with the Loan Agreement
F. The amount equal to the aggregate amount of accrued but unpaid Collateral Interest Servicing Fees which will be paid to the Servicer if the Transferor an Affiliate thereof, The Bank of New York (Delaware) or an Affiliate thereof is the Servicer
G. The amount equal to the Collateral Default Amount, if an the prior Monthly Period which will be treated as a portion, for Investor Principal Collections and deposited into the Pricipal on of Account
H. The amount equal to the aggregate amount by which the Collateral Interest has been reduced below the Required Collateral Interest for reasons other than the payment of principal to the Collateral Interest Holder (but not in excess of the aggregate amount of such reductions have not been previously reimbursed) will be treated as a portion of Investor Principal Collections and deposited into the Principal Account
I. On each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in subsection 4.16(f), amount up to the excess, if any, of the Required Reserve$ Account Amount over the Available Reserve Account Amount which shall be deposited into the Reserve Account
J. The amount equal to the amounts determined to be payable the Collateral Interest Holder for application pursuant to the Loan Agreement
K. The balance, if any, after giving effect to the payments pursuant to subparagraphs (a) through (j) above which shall constitute "Shared Excess Finance Charge Collections" made respect to other Series in Group One.


IV.   REALLOCATED PRINCIPAL COLLECTIONS
Pursuant to Section 4.12, the Servicer does hereby instruct the Trustee to withdraw from the Principal Account and apply Reallocated Principal Collections pursuant to Section 4.12 with respect to the related Monthly Period in the following amounts:


A.    Reallocated Collateral Principal Collections                   $
B.    Reallocated Class B Principal Collections
                                                                     $
V.    ACCRUED AND UNPAID AMOUNTS
After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month

A. Subsection 4.9(a)(i) and (b)(i):
      1.    The aggregate amount of the Class A Deficiency
            Amount                                                   $
      2.    The aggregate amount of Class B Deficiency Amount        $
B.    Subsections 4.9(a)(ii) and (b)(ii):
      The aggregate amount of all accrued and unpaid Investor
      Monthly Servicing Fees                                         $
C.    Section 4.10:
      The aggregate amount of all unreimbursed Investor Charge$Offs
                                                                   ------------


            IN WITNESS WHEREOF, the undersigned has duly executed this certificate this ____ day of __________, ____.

                                         THE FIRST NATIONAL BANK
                                         OF ATLANTA,
                                  Servicer


                                         By:
                                            -------------------------
                                             Name:
                                             Title:





                                                            EXHIBIT C




        FORM OF MONTHLY SERIES 2000-1 CERTIFICATEHOLDERS' STATEMENT


                     THE FIRST NATIONAL BANK OF ATLANTA
              ------------------------------------------------

                     WACHOVIA CREDIT CARD MASTER TRUST
              ------------------------------------------------


            Listed below is the information which is required to be prepared with respect to the distribution date of ___________ __, ____ and with respect to the performance of the Trust during the related Monthly period.

            Capitalized terms used in this Statement have their respective meanings set forth in the Amended and Restated Pooling and Servicing Agreement.

D. Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)

      1.    The amount of the current monthly
            distribution in respect of Class A
            Monthly Principal..............................$_________

      2.    The amount of the currently monthly
            distribution in respect of Class B
            Monthly Principal..............................$_________

      3.    The amount of the currently monthly
            distribution in respect of Collateral
            Monthly Principal..............................$_________

      4.    The amount of the currently monthly
            distribution in respect of Class A
            Monthly Interest...............................$_________

      5.    The amount of the currently monthly
            distribution in respect of Class A
            Deficiency Amounts.............................$_________

      6.    The amount of the currently monthly
            distribution in respect of Class A
            Additional Interest............................$_________

      7.    The amount of the currently monthly
            distribution in respect of Class B
            Monthly Interest...............................$_________

      8.    The amount of the currently monthly
            distribution in respect of Class B
            Deficiency Amounts.............................$_________

      9.    The amount of the currently monthly
            distribution in respect of Class B
            Additional Interest............................$_________

      10.   The amount of the currently monthly
            distribution in respect of Collateral
            Monthly Interest...............................$_________

      11.   The amount of the currently monthly
            distribution in respect of any
            accrued and unpaid Collateral
            Monthly Interest...............................$_________


E.    Information Regarding the Performance of the Trust

      1.    Collection of Principal Receivables

            (a)   The aggregate amount of
                  Collections of Principal
                  Receivables processed during
                  the related Monthly Period
                  which were allocated in respect
                  of the Class A Certificates..............$_________

            (b)   The aggregate amount of
                  Collections of Principal
                  Receivables processed during
                  the related Monthly Period
                  which were allocated in respect
                  of the Class B Certificates..............$_________

            (c)   The aggregate amount of
                  Collections of Principal
                  Receivables processed during
                  the related Monthly Period
                  which were allocated in respect
                  of the Collateral Interest...............$_________

      2.    Principal Receivables in the Trust

            (a)   The aggregate amount of
                  Principal Receivables in the
                  Trust as of the end of the
                  day on the last day of the
                  related Monthly Period...................$_________

            (b)   The amount of Principal
                  Receivables in the Trust
                  represented by the Investor
                  Interest of Series 2000-1
                  as of the end of the day on
                  the last day of the related
                  Monthly Period...........................$_________

            (c)   The amount of Principal
                  Receivables in the Trust
                  represented by the Series
                  2000-1 Adjusted Investor
                  Interest as of the end of
                  the day on the last day of
                  the related Monthly Period...............$_________

            (d)   The amount of Principal
                  Receivables in the Trust
                  represented by the Class A
                  Investor Interest as of the
                  end of the day on the last
                  day of the related Monthly
                  Period...................................$_________

            (e)   The amount of Principal
                  Receivables in the Trust
                  represented by the Class A
                  Adjusted Investor Interest
                  as of the end of day on the
                  last day of the related Monthly
                  Period...................................$_________

            (f)   The amount of Principal
                  Receivables in the Trust
                  represented by the Class B
                  Investor Interest as of the
                  end of the day on the last
                  day of the related Monthly
                  Period...................................$_________

            (g)   The amount of Principal
                  Receivables in the Trust
                  represented by the Collateral
                  Interest as of the end of
                  the date on the last day of
                  the related Monthly Period...............$_________

            (h)   The Floating Investor Percentage
                  with respect to the related
                  Monthly Period.............................._____%

            (i)   The Class A Floating Allocation
                  with respect to the related
                  Monthly Period.............................._____%

            (j)   The Class B Floating Allocation
                  with respect to the related
                  Monthly Period.............................._____%

            (k)   The Collateral Floating Allocation
                  with respect to the related
                  Monthly Period.............................._____%

            (l)   The Fixed Investor Percentage
                  with respect to the related
                  Monthly Period.............................._____%

            (m)   The Class A Fixed Allocation
                  with respect to the related
                  Monthly Period.............................._____%

            (n)   The Class B Fixed Allocation
                  with respect to the related
                  Monthly Period.............................._____%

            (o)   The Collateral Fixed Allocation
                  with respect to the related
                  Monthly Period.............................._____%

      3.    Delinquent Balances

            The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                          Aggregate        Percentage
                                           Account          of Total
                                           Balance         Receivables

            (a)  30 - 59 days:          $___________          ____%
            (b)  60 - 89 days:          $___________          ____%
            (c)  90 - or more days:     $___________          ____%
                             Total:     $___________          ____%

      4.    Investor Default Amount

            (a)   The Aggregate Investor Default
                  Amount for the related Monthly
                  Period...................................$_________

            (b)   The Class A Investor Default
                  Amount for the related Monthly
                  Period...................................$_________

            (c)   The Class B Investor Default
                  Amount for the related Monthly
                  Period...................................$_________

            (d)   The Collateral Default Amount
                  for the related Monthly Period...........$_________

      5.    Investor Charge Offs

            (a)   The aggregate amount of
                  Class A Investor Charge-Offs
                  for the related Monthly Period...........$_________

            (b)   The aggregate amount of
                  Class A Investor Charge-Offs
                  set forth in 5(a) above per
                  $1,000 of original Certificate
                  principal amount.........................$_________

            (c)   The aggregate amount of Class B
                  Investor Charge-Offs for the re-
                  lated Monthly Period.....................$_________

            (d)   The aggregate amount of Class B
                  orro Investor Charge-Offs set
                  forth in 5(c) above per $1,000 of
                  original certificate principal
                  amount...................................$_________

            (e)   The aggregate amount of
                  Collateral Charge-Offs for the
                  related Monthly Period...................$_________

            (f)   The aggregate amount of
                  Collateral Charge-Offs set
                  forth in 5(e) above per $1,000
                  of original certificate principal
                  amount...................................$_________

            (g)   The aggregate amount of Class A
                  Investor Charge-Offs reimbursed
                  on the Transfer Date immediately
                  preceding this Distribution Date.........$_________

            (h)   The aggregate amount of Class A
                  Investor Charge-Offs set
                  forth in 5(g) above per $1,000
                  original certificate principal
                  amount reimbursed on the Transfer
                  Date immediately preceding this
                  Distribution Date........................$_________

            (i)   The aggregate amount of Class B
                  Investor Charge-Offs reimbursed
                  on the Transfer Date immediately
                  preceding this Distribution Date.........$_________

            (j)   The aggregate amount of Class B
                  Investor Charge-Offs setforth in
                  5(i) above per $1,000 original
                  certificate principal amount
                  re-imbursed on the Transfer Date
                  immediately preceding this
                  Distribution Date........................$_________

            (k)   The aggregate amount of
                  Collateral Charge-Offs reimbursed
                  on the Transfer Date immediately
                  preceding this Distribution Date.........$_________

            (l)   The aggregate amount of Collateral
                  Charge-Offs set forth in 5(k)
                  above per $1,000 original
                  certificate principal amount
                  reimbursed on the Transfer Date
                  immediately preceding
                  Distribution Date........................$_________

      6.    Investor Servicing Fee

            (a)   The amount of the Class A
                  Servicing Fee payable by the
                  Trust to the Servicer for
                  the related Monthly Period...............$_________

            (b)   The amount of the Class B
                  Servicing Fee payable by the
                  Trust to the Servicer for
                  the related Monthly Period...............$_________

            (c)   The amount of the Collateral
                  Interest Servicing Fee payable
                  by the Trust to the Servicer for
                  the related Monthly Period...............$_________

      7.    Reallocations

            (a)   The amount of Reallocated
                  Collateral Principal
                  Collections with respect to
                  this Distribution Date...................$_________

            (b)   The amount of Reallocated
                  Class B Principal Collections
                  with respect to this Distri-
                  bution Date..............................$_________

            (c)   The Collateral Interest as
                  of the close of business on
                  this Distribution Date...................$_________

            (d)   The Class B Investor Interest
                  as of the close of business
                  on this Distribution Date................$_________

      8.    Collection of Finance Charge Receivables

            (a)   The aggregate amount of
                  Collections of Finance Charge
                  Receivables processed during the
                  related Monthly Period
                  which were allocated in respect
                  of the Class A Certificate...............$_________

            (b)   The aggregate amount of Collections
                  of Finance Charge Receivables
                  processed during the related
                  Monthly Period which were allocated
                  in respect of the
                  Class B Certificates.....................$_________

            (c)   The aggregate amount of Collections
                  of Finance Charge Receivables
                  processed during the related
                  Monthly Period which were allocated
                  in respect of the
                  Collateral Interest......................$_________

      9.    Principal Funding Amount

            (a)   The principal amount on
                  deposit in the Principal
                  Funding Accounted on the
                  related Transfer Date....................$_________

            (b)   The Accumulation Shortfall
                  with respect to the related
                  Monthly Period...........................$_________

            (c)   The Principal Funding In-
                  vestment Proceeds deposited
                  in the Finance Charge Account
                  on the related Transfer Date.............$_________

            (d)   The amount of all or the
                  portion of the Reserve Draw
                  Amount deposited in the
                  Finance Charge Account on the
                  related Transfer Date from
                  the Reserve Account......................$_________

      10.   Reserve Draw Amount............................$_________

      11.   Available Funds

            (a)   The amount of Class A
                  Available Funds on deposit
                  in the Finance Charge Account
                  on the related Transfer Date.............$_________

            (b)   The amount of Class B
                  Available Funds on deposit
                  in the Finance Charge Account
                  on the related Transfer Date.............$_________

            (c)   The amount of Collateral
                  Available Funds on deposit in
                  the Finance Charge Account on
                  the related Transfer Date................$_________

      12.   Portfolio Yield

            (a)   The Portfolio Yield for the
                  related Monthly Period.......................____%

            (b)   The Portfolio Adjusted Yield
                  for the related Monthly Period...............____%

F.    Floating Rate Determinations

      1.    LIBOR for the Interest Period
            ending on this Distribution Date...................____%

                                    THE FIRST NATIONAL BANK
                                    OF ATLANTA
                                    Servicer



                                    By: __________________________
                                        Name:
                                        Title:



                                                SCHEDULE TO EXHIBIT C


             SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
              MONTHLY PERIOD ENDING _________ __, ____
                 THE FIRST NATIONAL BANK OF ATLANTA
           WACHOVIA CREDIT CARD MASTER TRUST SERIES 2000-1


1.    The aggregate amount of the Investor
      Percentage of Collections of Principal
      Receivables..........................................$_________

2.    The aggregate amount of the Investor
      Percentage of Collections of Finance
      Charge Receivables (excluding Interchange)...........$_________

3.    The aggregate amount of the Investor
      Percentage of Interchange............................$_________

4.    The aggregate amount of Servicer
      Interchange..........................................$_________

5.    The aggregate amount of funds on de-
      posit in Finance Charge Account
      allocable to the Series 2000-1
      Certificates.........................................$_________

6.    The aggregate amount of funds on
      deposit in the Principal Account
      allocable to the Series 2000-1
      Certificates.........................................$_________

7.    The aggregate amount of fund on
      deposit in the Principal Funding
      Account allocable to the Series 2000-1
      Certificates.........................................$_________

8.    The aggregate amount to be withdrawn
      from the Finance Charge Account and
      paid in accordance with the Loan
      Agreement pursuant to Section 4.11...................$_________

9.    The excess, if any, of the Required
      Collateral Interest over the sum of the
      Collateral Interest..................................$_________

10.   The Collateral Interest on the Transfer
      Date of the current calendar month,
      after giving effect to the deposits and
      withdrawals on such Transfer Date is
      equal to.............................................$_________

11.   The amount of Monthly Interest,
      Deficiency Amounts and Additional
      Interest payable to the

      (i) Class A Certificateholders.......................$_________

      (ii) Class B Certificateholders......................$_________

      (iii) Collateral Interest Holder.....................$_________

12.   The amount of principal payable to the

      (i) Class A Certificateholders.......................$_________

      (ii) Class B Certificateholders......................$_________

      (iii) Collateral Interest Holder.....................$_________

13.   The sum of all amounts payable to the

      (i) Class A Certificateholders.......................$_________

      (ii) Class B Certificateholders......................$_________

      (iii) Collateral Interest Holder.....................$_________

14. To the knowledge of the undersigned, no Series 2000-1 Pay Out Event or Trust Pay Out Event has occurred except as described below:

            None



            IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ___th day of ______________, ____.

                                    THE FIRST NATIONAL BANK
                                    OF ATLANTA
                                    Servicer


                                    By: __________________________
                                        Name:
                                        Title:


                          TABLE OF CONTENTS
                                                                   Page

SECTION 1.  Designation.............................................1

SECTION 2.  Definitions.............................................2

SECTION 3.  Servicing Compensation and Assignment of Interchange...21

SECTION 4.  Reassignment and Transfer Terms........................23

SECTION 5.  Delivery and Payment for the Investor Certificates.....24

SECTION 6.  Depository; Form of Delivery of Investor Certificates..24

SECTION 7.  Article IV of Agreement................................24
      SECTION 4.4  Rights of Certificateholders....................24
      SECTION 4.5  Allocations.....................................25
      SECTION 4.6  Determination of Monthly Interest...............29
      SECTION 4.7  Determination of Monthly Principal..............30
      SECTION 4.8  Coverage of Required Amount.....................31
      SECTION 4.9  Monthly Payments................................32
      SECTION 4.10  Investor Charge-Offs...........................37
      SECTION 4.11  Excess Spread; Shared Excess Finance Charge
                     Collections...................................39
      SECTION 4.12  Reallocated Principal Collections..............41
      SECTION 4.13  Shared Principal Collections...................42
      SECTION 4.14  Shared Excess Finance Charge Collections.......42
      SECTION 4.15  Principal Funding Account......................43
      SECTION 4.16  Reserve Account................................44
      SECTION 4.17  Determination of LIBOR.........................47
      SECTION 4.18  Transferor's or Servicer's Failure to Make a
                    Deposit or Payment.............................47

SECTION 8.  Article V of the Agreement.............................47
      SECTION 5.1  Distributions...................................47
      SECTION 5.2  Monthly Series 2000-1 Certificateholders'
                   Statement.......................................48
      SECTION 5.3  Rule 144A Information. .........................50

SECTION 9.  Series 2000-1 Pay Out Events...........................50

SECTION 10.  Series 2000-1 Termination.............................52

SECTION 11.  Transfers of Class B Certificates.....................52

SECTION 12.  Counterparts..........................................53

SECTION 13.  Governing Law.........................................53

SECTION 14.  No Petition...........................................54

SECTION 15.  Tax Representation and Covenant.......................54

SECTION 16.  Rights Upon Insolvency Event..........................55


EXHIBITS

EXHIBIT A-1 Form of Class A Certificate
EXHIBIT A-2 Form of Class B Certificate
EXHIBIT B   Form of Monthly Payment Instructions and Notification to the
            Trustee
EXHIBIT C   Form of Monthly Series 2000-1 Certificateholders' Statement

To the Addressees Listed on
Attached Schedule A
August 1, 2000
Page 1